As Filed with the Securities and Exchange Commission on April 27, 2018

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 29  ☒

and
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 79  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2018 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  On ___________ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2018

Protective Preserver
Single Premium Plus

An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this Prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy benefits. Additional fees and charges also may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund/VA Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

  American Funds Insurance Series®
  Fidelity® Variable Insurance Products Funds
  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  Goldman Sachs Variable Insurance Trust
  Morgan Stanley Variable Insurance Fund, Inc.
  MFS® Variable Insurance Trust(1)
  MFS® Variable Insurance Trust II(1)
  Northern Lights Variable Trust
  Oppenheimer Variable Account Funds
  Lord Abbett Series Fund, Inc.
  Franklin Templeton Variable Insurance Products Trust
  Legg Mason Partners Variable Equity Trust
  PIMCO Variable Insurance Trust
  Royce Capital Fund

(1) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other government agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO.PRESII.0518

POLICY BENEFITS/RISKS SUMMARY
    Policy Benefits
    Policy Risks
FEE TABLES
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE GUARANTEED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
    American Funds Insurance Series®
    Fidelity® Variable Insurance Products Funds
    Franklin Templeton Variable Insurance Products Trust
    Goldman Sachs Variable Insurance Trust
    Legg Mason Partners Variable Equity Trust
    Lord Abbett Series Fund, Inc.
    MFS® Variable Insurance Trust9
    MFS® Variable Insurance Trust II9
    Northern Lights Variable Trust
    Oppenheimer Variable Account Funds
    PIMCO Variable Insurance Trust
    Royce Capital Fund
    Morgan Stanley Variable Insurance Fund, Inc.
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
    Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

  The Death Benefit is equal to the greater of:
    The current Face Amount; or
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of numerous different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions. See "Exchange Privilege."

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund/VA. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.
  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500. Withdrawals may have tax consequences.

Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy. See "Settlement Options" for more information.

Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)

This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender or withdrawal will generally have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59-1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations.") Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations- Other Considerations."

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1) The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(1)(2)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(1)(3)
For Policies issued with the 2001 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $116.13 per $1,000 of net amount at risk	$0.02 - $91.66 per $1,000 of net amount at risk
Charge for a 65 year old male in the nontobacco class during the first Policy year	On the Policy Effective Date and each Monthly Anniversary Day	$1.35 per $1,000 of net amount at risk	$1.35 per $1,000 of net amount at risk
For Policies issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk
Charge for a 75 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$3.31 per $1,000 of net amount at risk	$3.30 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)	3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/preferred loans	2.00% (annually) for standard loans; 0.00% for carryover/preferred loans
Supplemental (Optional) Rider Charges:
Lapse Protection Rider(6)(7)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)
Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)(8)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(1) These charges have been rounded to the nearest hundredth percent. Whether a Policy is issued with the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables generally depends on the date the Policy was issued. Please see "Charges and Deductions" for additional information.

(2) In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(3) Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

(4) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(5) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(6) These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

(7) In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis). The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis).

(8) State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1) The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(1)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(1)(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance
Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(3)	On each Policy Anniversary, as applicable(4)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)(5)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(1) These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.

(2) The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

(3) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(4) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(5) These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2017. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Fund.

Annual Fund Operating Expenses:

Range of Expenses for the Funds

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.78%(*)
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued and whether Protective determines the cost of insurance rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  10 days after you receive your Policy, or
  45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,
  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and
  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Policy Maturity

The Policy is deemed to mature on the date the Insured attains age 121 if the Policy was issued with the 2001 Commissioners' Standard Ordinary Mortality Tables and age 100 if the Policy was issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums. After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective Life, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units

For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value

The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor

The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  is the result of:
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. (See "Tax Considerations.")

Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount  On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above. Increasing the Face Amount also may have tax consequences.

  Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the increase request.

Decreasing the Face Amount.  In the event a withdrawal is requested, Protective Life will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the Statement of Additional Information. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or Owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

  Increased brokerage trading and transaction costs;
  Disruption of planned investment strategies;
  Forced and unplanned liquidation and portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners' beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Policies to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and Portfolio Rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice in Good Order to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund/VA. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic transfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by Written Notice in Good Order received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to discontinue Portfolio Rebalancing upon 30 days' written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences. (See "Tax Considerations.")

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals.  At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts.  The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

  an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount.  In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. This risk of failing to qualify as a life insurance contract when a withdrawal lowers the Face Amount occurs mainly during the early years of the Policy.

The proportionate face amount decrease will be determined by the following formula:

F x (P – W)/P
Where:	F	=	Current Face Amount
	P	=	Policy Value
	W	=	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider.  A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective Life may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated. Protective Life's ability to credit interest on Policy Value in the Loan Account is subject to the Company's financial strength and claims paying ability.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator. We also may be required to provide information about you and your account to a government regulator.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection Rider.  An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2017, we had total assets of approximately $79.1 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2017, PLC had total assets of approximately $79.6 billion. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Policy Value to the Guaranteed Account. However, there are limitations on transfers involving the Guaranteed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Guaranteed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Guaranteed Account meets your investment needs. (See "Transfers of Policy Value.")

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account  Protective Life guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective Life at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account), we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective Life anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value  The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) loans, less (8) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account  Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Guaranteed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Guaranteed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Guaranteed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which are always at least equal to the aggregate Variable Account Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies:

Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc., Strategic Advisors, Inc., Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Developing Markets VIP Fund	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited
Morgan Stanley Variable Insurance Fund	Morgan Stanley Investment Management Inc.
Northern Lights Variable Trust	Northern Lights Variable Trust	Northern Lights Variable Trust

Shares of these Funds are offered only to:

  the Variable Account;
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
  certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series I Shares(1)

This Fund's investment objective is to seek capital growth.

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(2)

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Global Real Estate Fund, Series II Shares(3)

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. International Growth Fund, Series II Shares(3)

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Small Cap Equity Fund, Series II Shares(3)

The Fund's investment objective is long-term growth of capital.

American Funds Insurance Series®

IS Asset Allocation Fund, Class 2

The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

IS Blue Chip Income and Growth Fund, Class 2

The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

IS Global Growth Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Global Small Capitalization Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Growth Fund, Class 2

The Fund's investment objective is to provide growth of capital.

IS International Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS New World Fund®, Class 2

The Fund's investment objective is long-term capital appreciation.

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class(4)

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

VIP Freedom 2015 Portfolio, Service Class(4)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio, Service Class(4)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class(4)

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Templeton Developing Markets VIP Fund, Class 2(5)

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Core Fixed Income Fund, Service Class

This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class(6)

This Fund seeks long-term capital appreciation.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Small Cap Equity Insights Fund, Service Class(7)

This Fund seeks long-term growth of capital.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

International Equity Insights Fund, Service Class (formerly Strategic International Equity Fund)

This Fund seeks to achieve long-term growth of capital.

U.S. Equity Insights Fund, Service Class(7)

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth and Income Portfolio, Value Class(8)

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

International Opportunities Portfolio, Value Class(8)

The Fund's investment objective is long-term capital appreciation.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust(9)

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II(9)

MFS® Emerging Markets Equity Portfolio, Service Class Shares(10)

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares(10)

This Fund's investment objective is to seek capital appreciation.

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(11)

This Fund's investment objective is to seek capital appreciation.

Northern Lights Variable Trust

TOPS Aggressive Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

TOPS Balanced ETF Portfolio, Class 2

The Portfolio seeks income and capital appreciation.

TOPS Conservative ETF Portfolio, Class 2

The Portfolio seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

TOPS Moderate Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Discovery Mid Cap Growth Fund/VA(12)

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Global Strategic Income Fund/VA

This Fund seeks total return.

Main Street Fund/VA

This Fund seeks capital appreciation.

Government Money Fund/VA

This Fund seeks income consistent with stability of principal.

You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class(3)

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II(6)

Seeks current income and capital appreciation.

(1) Not available for Policies issued on or after November 2, 2009.

(2) Not available for the allocation of Purchase Payments or transfer of Policy Value effective May 1, 2012.

(3) Not available for Policies issued before November 3, 2008.

(4) Not available for Policies issued on or after November 2, 2009.

(5) Not available for Policies issued before November 3, 2008.

(6) Not available for Policies issued on or after May 1, 2012.

(7) Not available for Policies issued on or after November 2, 2009.

(8) Not available for Policies issued on or after May 1, 2012.

(9) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(10) Not available for Policies issued before November 3, 2008.

(11) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

(12) Not available for Policies issued on or after November 2, 2009.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

  asset class coverage,
  the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
  performance,
  the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy Owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

  Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
  Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
  Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
  Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds

Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
American Funds Insurance Series	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
Morgan Stanley Variable Insurance Fund, Inc.	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Northern Lights Variable Trust	0.25%

Payments From Advisers and/or Distributors.  We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. Protective Life may prohibit the allocation of Net Premium and transfer of Policy Value to a Sub-Account.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts, or its assets may be transferred to other Protective Life separate accounts, subject to any required Owner and/or regulatory approval. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  the cost of insurance charges;
  the policy expense charge;
  the mortality expense risk charge; and
  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, Protective Life will instead deduct the Monthly Deduction on a pro-rata basis from each Sub-Account and the Fixed Account under the Policy based on the Surrender Value attributable to each Sub-Account and the Fixed Account. Protective Life deducts the mortality and expense risk charge prior to the deduction of the other charges that comprise the Monthly Deduction.

Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver. The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.
  Protective Single Premium Plus. The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the Net Amount at Risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General.  Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. Protective Life will base the guaranteed cost of insurance rates for standard classes on either the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables") or the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, these tables.

In general, guaranteed cost of insurance rates for Policies issued before November 3, 2008 will be based on the 1980 CSO Tables, and guaranteed rates for Policies issued on or after December 1, 2008 will be based on the 2001 CSO Tables. However, if Protective received your completed application for a Policy between November 3, 2008 and December 1, 2008, you may select the CSO Tables upon which Protective will base the guaranteed cost of insurance rates under your Policy. In general, the guaranteed cost of insurance rates are lower under the 2001 CSO Table. Also, the maturity date of your Policy will differ depending on the CSO Tables you choose. If you select the 1980 CSO Tables, your Policy will mature on the date the Insured attains age 100, whereas if you select the 2001 CSO Tables, your Policy will mature on the date the Insured attains age 121. Please consult your sales representative before purchasing a Policy to discuss which CSO Tables may be more appropriate for you. Your sales representative can provide personalized illustrations regarding your cost of insurance charges under each CSO Table.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience, and whether Protective determines the current rates based on the 2001 CSO Tables or the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver. The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured, the number of years that a Policy has been in force, and whether Protective determines the cost of insurance rates based on the 2001 CSO Tables or the 1980 CSO Tables. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus. Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables on Policies issued in Montana. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge.  This charge generates revenues that cover all of Protective Life's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes under the Policies. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges.  We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Lapse Protection Rider.  The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver. (no longer available to Policies issued on or after September 12, 2017.)  The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus. (not available to Policies issued on or after September 12, 2017.)  The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers in a Policy Year to cover administrative expenses.We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. Currently, Protective Life does not charge a transfer fee.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective Life on each premium. Protective Life also deducts a monthly charge to cover some of these expenses.

Protective Life reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment management fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

Tax Status of the Policies.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the Beneficiary's income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC.  Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7- Pay Test.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place.The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.  Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59-1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider.  The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem chronic illness insurance benefits exceeds a per diem limitation set forth in the Code and IRS guidance, such excess will be includible in income. Until January 1, 2010, Protective treated the charges for this rider as a withdrawal from the Policy for tax purposes, which in some cases could have resulted in the charges being includible in income. However, generally effective January 1, 2010, Protective has treated the charges as reducing the Policy's investment in the contract (although not below zero) and the charges will be excludible from income.

In the past, the Comprehensive Long-Term Care Accelerated Death Benefit Rider has been issued in certain states as a "non-qualified" rider, i.e., it does not constitute qualified long-term care insurance under Section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. We urge you to consult a tax advisor before requesting an Accelerated Death Benefit from such a rider. In addition, Protective treats the charges for a "non-qualified" rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

Constructive Receipt Issues

The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges including exchanges of life insurance policies that have long-term care riders. If you wish to take advantage of Section 1035 of the Code, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Disallowance of Interest Deductions

The Policy generally will be characterized as a single premium life insurance contract under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General  Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017). Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.
  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.
Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

Waiver of Surrender Charge Endorsement. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code. This endorsement is not available in New Jersey.

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to Owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it, such as the interest sensitive whole life insurance, universal life insurance, and term life insurance policies, the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

The Policy also differs from the Existing Policies with respect to the Death Benefit. The Death Benefit payable under the Existing Policies is either a specified fixed dollar amount or a specified fixed dollar amount plus policy cash value, with policy cash value equal to premium payments under the Existing Policy credited at a specified rate(s) of interest, less charges. However, unlike the death benefit payable under an Existing Policy, the Death Benefit under the Policy may reflect changes in Variable Account Value as part of Policy Value. The Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount. The death benefits under the Existing Policies do not reflect of the investment performance of a variable separate account of Protective Life.

There are other significant differences between the Policy and the Existing Life Policies. For example, under the Policy, there are additional fees and expenses, such as transfer fees (not currently assessed), and mortality and expense risk charges which will be assessed, as well as underlying fund expenses. None of those fees and expenses are assessed under the Existing Life Policies. The lapse protection guarantee under the optional Lapse Protection Rider may be for a shorter or longer period than the lapse protection guarantee under the particular Existing Policy that may be exchanged for the Policy. In addition, the sale of the Policy is subject to regulation by the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, but the Existing Life Policies are not. Both the Policies and the Existing Life Policies are subject to regulation by the insurance departments of the states in which they are sold.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details Owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions
Federal Tax Charge	None	Deducted as part of Monthly Deductions
Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions
Withdrawal Charges	$25	None
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.
Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.
Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer
  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.
  If an Existing Life Policy Insured is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.
  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.) Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy Benefits. Additional fees and charges also may apply.

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

You also need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". For example, the discussion of "Tax Considerations" does not address use of the Policy for estate planning purposes. There are complex tax issues associated with the use of the Policy for estate planning purposes, and the addition of the Comprehensive Long-Term Care Accelerated Death Benefit Rider to a Policy used for these purposes, especially if the Policy may be placed in a trust, requires a careful analysis of the specific facts and circumstances involved. In addition, Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. You should consult a qualified advisor before purchasing the Policy for use with any of these applications. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2015	$10,740,498
December 31, 2016	$9,275,665
December 31, 2017	$8,903,766

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and 0.25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2017, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial, and Stifel in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $6,783 to $12,571,188.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract Owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"
Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount
An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age
The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account
Part of Protective's General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Due Proof of Death
Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account
Part of Protective Life's General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order")
A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Guaranteed Account
The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value
The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Initial Premium
The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk
The Net Amount at Risk as of any Monthly Anniversary Day is (a) minus (b) where: (a) is the Death Benefit discounted at one plus the monthly guaranteed interest rate; and (b) is the Policy Value (prior to deducting the Cost of Insurance).

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Value
The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan
That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Page
ADDITIONAL POLICY INFORMATION	1
LIMITS ON POLICY RIGHTS	1
MISSTATEMENT OF AGE OR SEX	1
SETTLEMENT OPTIONS	1
SUPPLEMENTAL RIDERS AND ENDORSEMENTS	2
ILLUSTRATIONS	3
ADDITIONAL INFORMATION	2
CEFLI	2
OTHER INVESTORS IN THE FUNDS	2
ASSIGNMENT	2
STATE REGULATION	3
REPORTS TO OWNERS	3
LEGAL MATTERS	3
EXPERTS	3
REINSURANCE	3
ADDITIONAL INFORMATION	3
FINANCIAL STATEMENTS	3
INDEX TO FINANCIAL STATEMENTS	F-1

APPENDIX A

Example of Death Benefit Computations

For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Table of Face Amount Percentages

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the Individual Modified Single Premium Variable and Fixed Life Insurance Policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2018 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2018

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

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Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the American Funds Insurance Series, Northern Lights Variable Trust, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each

2

Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Eversheds Sutherland (US) of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statement of assets and liabilities of the Sub-Accounts of Protective Variable Life Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated balance sheets of Protective Life Insurance Company as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period February 1, 2015 to December 31, 2015 (the "Successor Company") and for the period from January 1, 2015 to January 31, 2015 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports of (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Sub-Accounts of Protective Variable Life Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity, and cash flows for the year ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 (the "Successor Company") and for the period from January 1, 2015 to January 31, 2015 ( the "Predecessor Company") as well as the Reports of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the "Master Transaction Agreement") with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. ("Liberty Mutual"), The Lincoln National Life Insurance Company ("Lincoln Life"), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual's Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty") (the "Transaction"). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company ("PLAIC"), a wholly owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary agreements at the

3

closing of the Transaction. Under the reinsurance agreements, Liberty will cede to the Company and PLAIC substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.3 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.2 billion. The Transaction is expected to be completed on or about May 1, 2018, subject to regulatory approvals and other customary closing conditions. No more than 75 days after completion of the Transaction, the Company plans to file pro forma financial statements for the Company and other financial statements required by Securities and Exchange Commission ("SEC") regulations with the SEC.

Financial Statements follow this page.

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INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2017	FSA-5
Statement of Operations for the year ended December 31, 2017	FSA-15
Statement of Changes in Net Assets for the year ended December 31, 2017	FSA-25
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-35
Notes to Financial Statements	FSA-45

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

Consolidated Statements of Income For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-3

Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2017 (Successor Company) and as of December 31, 2016 (Successor Company)	F-5

Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-7

Consolidated Statements of Cash Flows For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-8
Notes to Consolidated Financial Statements:	F-10
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Protective Life Insurance Company and the Policy Owners of the Protective Variable Life Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Protective Variable Life Separate Account indicated in the table below as of December 31, 2017 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Protective Variable Life Separate Account as of December 31, 2017, and the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

American Funds Asset Allocation Class 2 (1)	Invesco VI Government Securities II (1)
American Funds Blue Chip Income and Growth Class 2 (1)	Invesco VI Growth & Income I (1)
American Funds Global Growth Class 2 (1)	Invesco VI International Growth II (1)
American Funds Global Small Capitalization Class 2 (1)	Invesco VI Mid-Cap Growth II (1)
American Funds Growth Class 2 (1)	Invesco VI Small Cap Equity II (1)
American Funds International Class 2 (1)	Lord Abbett Bond Debenture VC (1)
American Funds New World Class 2 (1)	Lord Abbett Calibrated Dividend Growth VC (1)
Calvert VP SRI Balanced (1)	Lord Abbett Classic Stock VC (1)
ClearBridge Variable Mid Cap Portfolio II (1)	Lord Abbett Growth & Income VC (1)
ClearBridge Variable Small Cap Growth II (1)	Lord Abbett Growth Opportunities VC (1)
Fidelity Contrafund Portolio SC (1)	Lord Abbett International Opportunities VC (1)
Fidelity Equity Income SC (1)	Lord Abbett Mid Cap Stock VC (1)
Fidelity Freedom Fund — 2015 Maturity SC (1)	Lord Abbett Series Fundamental Equity VC (1)
Fidelity Freedom Fund — 2020 Maturity SC (1)	MFS Growth Series IC (1)
Fidelity Growth Portfolio SC (1)	MFS Investors Trust IC (1)
Fidelity Index 500 Portfolio SC (1)	MFS New Discovery IC (1)
Fidelity Investment Grade Bonds SC (1)	MFS Research IC (1)
Fidelity Mid Cap SC (1)	MFS Total Return IC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS Utilities IC (1)
Franklin Income VIP CL 2 (1)	MFS VIT Total Return Bond SC (1)
Franklin Mutual Shares VIP CL 2 (1)	MFS VIT Value SC (1)
Franklin Rising Dividend VIP CL 2 (1)	MFS VIT II Emerging Markets Equity SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS VIT II International Value SC (1)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS VIT II MA Investors Growth Stock IC (1)
Franklin US Government Securities VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund /VA (1)

FSA-2

Goldman Sachs Large Cap Value (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)
Goldman Sachs Large Cap Value Fund SC (1)	Oppenheimer Global Fund /VA (1)
Goldman Sachs Mid Cap Value (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Mid Cap Value SC (1)	Oppenheimer Government Money Fund/ VA (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Main Street Fund/ VA (1)
Goldman Sachs Small Cap Equity Insights SC (1)	PIMCO VIT All Asset Advisor (1)
Goldman Sachs Strategic Growth (1)	PIMCO VIT Long-Term US Government Advisor (1)
Goldman Sachs Strategic Growth SC (1)	PIMCO VIT Low Duration Advisor (1)
Goldman Sachs Strategic International Equity (1)	PIMCO VIT Real Return Advisor (1)
Goldman Sachs Strategic International Equity SC (1)	PIMCO VIT Short-Term Advisor (1)
Goldman Sachs US Equity Insights (1)	PIMCO VIT Total Return Advisor (1)
Goldman Sachs US Equity Insights SC (1)	Royce Capital Fund Micro-Cap SC (1)
Goldman Sachs VIT Core Fixed Income SC (1)	Royce Capital Fund Small-Cap SC (1)
Goldman Sachs VIT Growth Opportunities SC (1)	Templeton Developing Markets VIP CL 2 (1)
Invesco VI American Franchise I (1)	Templeton Foreign VIP CL 2 (1)
Invesco VI American Value II (1)	Templeton Global Bond VIP Fund CL 2 (1)
Invesco VI Balanced Risk Allocation II (1)	Templeton Growth VIP CL 2 (1)
Invesco VI Comstock I (1)	TOPS Aggressive Growth ETF Class 2 (2)
Invesco VI Equity and Income II (1)	TOPS Growth ETF Class 2 (3)
Invesco VI Global Real Estate II (1)	Morgan Stanley VIF, Inc. Global Real Estate II (1)

(1) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016

(2) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period October 25, 2017 (commencement of operations) through December 31, 2017

(3) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period September 12, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of Protective Life Insurance Company’s management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Protective Variable Life Separate Account based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the Protective Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

FSA-3

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 24, 2018

We have served as the auditor of one or more of the subaccounts in Protective Variable Life Separate Account since 1996.

FSA-4

The Protective Variable Life Separate Account

Statement of Assets and Liabilities

As of December 31, 2017

	American Funds Insurance Series							Calvert Variable Series, Inc.
($ in thousands, except Fair Value per Share)	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
ASSETS
Investments in sub-accounts at fair value	$1,555	$2,368	$694	$1,289	$2,891	$1,500	$270	$64
Receivable from Protective Life Insurance Company	—	1	—	—	—	—	—	—
Total assets	1,555	2,369	694	1,289	2,891	1,500	270	64

LIABILITIES
Payable to Protective Life Insurance Company	—	1	—	—	—	—	—	—

Net assets	$1,555	$2,368	$694	$1,289	$2,891	$1,500	$270	$64

Units Outstanding	124	180	54	113	205	125	22	2

Shares Owned in each Portfolio	66	160	23	52	37	69	11	29

Fair Value per Share	$23.49	$14.80	$30.24	$24.72	$77.35	$21.63	$25.07	$2.23

Investment in Portfolio shares, at Cost	$1,458	$2,132	$618	$1,055	$2,546	$1,207	$230	$62

The accompanying notes are an integral part of these financial statements

FSA-5

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund -2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
ASSETS
Investments in sub-accounts at fair value	$31,896	$2,580	$370	$698	$2,230	$17,371	$9,101	$17,870	$3,865
Receivable from Protective Life Insurance Company	1	—	—	—	—	102	1	1	—
Total assets	31,897	2,580	370	698	2,230	17,473	9,102	17,871	3,865

LIABILITIES
Payable to Protective Life Insurance Company	58	—	—	—	—	146	21	16	1

Net assets	$31,839	$2,580	$370	$698	$2,230	$17,327	$9,081	$17,855	$3,864

Units Outstanding	871	100	21	39	94	634	513	437	172

Shares Owned in each Portfolio	844	109	27	50	30	64	719	463	518

Fair Value per Share	$37.77	$23.77	$13.65	$13.99	$73.76	$270.23	$12.66	$38.60	$7.46

Investment in Portfolio shares, at Cost	$23,612	$2,543	$269	$482	$1,036	$11,259	$9,081	$14,650	$4,634

The accompanying notes are an integral part of these financial statements

FSA-6

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
ASSETS
Investments in sub-accounts at fair value	$18,390	$41,183	$18,620	$3,163	$3,914	$12,345	$1,119	$9,586	$10,956	$16,162
Receivable from Protective Life Insurance Company	1	3	—	—	1	2	—	1	1	2
Total assets	18,391	41,186	18,620	3,163	3,915	12,347	1,119	9,587	10,957	16,164

LIABILITIES
Payable to Protective Life Insurance Company	1	49	5	1	2	2	—	2	36	4

Net assets	$18,390	$41,137	$18,615	$3,162	$3,913	$12,345	$1,119	$9,585	$10,921	$16,160

Units Outstanding	906	2,174	742	116	173	900	93	610	595	968

Shares Owned in each Portfolio	1,137	2,023	654	160	219	1,022	109	620	664	1,012

Fair Value per Share	$16.17	$20.36	$28.46	$19.80	$17.83	$12.08	$10.23	$15.47	$16.51	$15.97

Investment in Portfolio shares, at Cost	$17,166	$36,720	$13,746	$2,841	$4,258	$12,970	$867	$9,176	$11,593	$12,699

The accompanying notes are an integral part of these financial statements

FSA-7

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
ASSETS
Investments in sub-accounts at fair value	$13,948	$2,901	$2,716	$4,419	$8,447	$494	$12,164	$4,563	$7,194	$2,253
Receivable from Protective Life Insurance Company	2	—	—	—	1	—	—	1	1	—
Total assets	13,950	2,901	2,716	4,419	8,448	494	12,164	4,564	7,195	2,253

LIABILITIES
Payable to Protective Life Insurance Company	84	—	12	—	59	—	5	2	29	—

Net assets	$13,866	$2,901	$2,704	$4,419	$8,389	$494	$12,159	$4,562	$7,166	$2,253

Units Outstanding	367	166	83	210	129	19	205	183	289	180

Shares Owned in each Portfolio	1,539	320	161	261	618	36	616	232	661	207

Fair Value per Share	$9.06	$9.06	$16.92	$16.95	$13.66	$13.55	$19.73	$19.68	$10.88	$10.91

Investment in Portfolio shares, at Cost	$16,322	$3,045	$2,577	$4,205	$8,387	$348	$8,072	$3,124	$8,495	$1,780

The accompanying notes are an integral part of these financial statements

FSA-8

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
ASSETS
Investments in sub-accounts at fair value	$11,401	$182	$202	$2,064	$5,460	$3,469	$459	$41,646	$26,624	$688
Receivable from Protective Life Insurance Company	—	—	—	—	2	1	—	—	1	—
Total assets	11,401	182	202	2,064	5,462	3,470	459	41,646	26,625	688

LIABILITIES
Payable to Protective Life Insurance Company	71	—	—	—	2	1	—	216	117

Net assets	$11,330	$182	$202	$2,064	$5,460	$3,469	$459	$41,430	$26,508	$688

Units Outstanding	211	8	19	77	402	137	27	1,009	823	46

Shares Owned in each Portfolio	587	9	19	268	87	191	41	2,020	1,405	41

Fair Value per Share	$19.41	$19.48	$10.65	$7.70	$62.97	$18.20	$11.17	$20.62	$18.95	$16.86

Investment in Portfolio shares, at Cost	$9,220	$98	$202	$1,884	$3,519	$3,326	$470	$25,687	$20,223	$651

The accompanying notes are an integral part of these financial statements

FSA-9

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
($ in thousands, except Fair Value per Share)	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
ASSETS
Investments in sub-accounts at fair value	$4,904	$41,553	$7,657	$3,886	$1,625	$1,711	$1,039	$25,416	$11,419	$984
Receivable from Protective Life Insurance Company	—	4	2	1	1	—	—	2	1	—
Total assets	4,904	41,557	7,659	3,887	1,626	1,711	1,039	25,418	11,420	984

LIABILITIES
Payable to Protective Life Insurance Company	3	131	2	1	1	1	—	130	54	—

Net assets	$4,901	$41,426	$7,657	$3,886	$1,625	$1,710	$1,039	$25,288	$11,366	$984

Units Outstanding	429	1,139	535	289	96	64	34	819	287	48

Shares Owned in each Portfolio	434	1,831	195	703	85	85	42	2,053	713	74

Fair Value per Share	$11.31	$22.70	$39.33	$5.53	$19.05	$20.12	$24.96	$12.38	$16.02	$13.33

Investment in Portfolio shares, at Cost	$5,044	$34,436	$6,478	$2,862	$1,714	$1,492	$865	$24,218	$10,191	$887

The accompanying notes are an integral part of these financial statements

FSA-10

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
ASSETS
Investments in sub-accounts at fair value	$17,897	$4,018	$1,649	$17,368	$7,049	$13,201	$11,195	$6,742	$9,752	$19,875
Receivable from Protective Life Insurance Company	1	1	—	1	1	2	3	1	1	1
Total assets	17,898	4,019	1,649	17,369	7,050	13,203	11,198	6,743	9,753	19,876

LIABILITIES
Payable to Protective Life Insurance Company	199	19	—	97	1	2	68	1	25	98

Net assets	$17,699	$4,000	$1,649	$17,272	$7,049	$13,201	$11,130	$6,742	$9,728	$19,778

Units Outstanding	671	105	88	587	292	260	286	133	237	497

Shares Owned in each Portfolio	482	283	167	709	374	270	372	335	331	805

Fair Value per Share	$37.15	$14.20	$9.86	$24.51	$18.86	$48.90	$30.07	$20.10	$29.50	$24.70

Investment in Portfolio shares, at Cost	$11,751	$3,866	$1,382	$13,910	$6,818	$8,573	$8,338	$5,317	$7,029	$15,760

The accompanying notes are an integral part of these financial statements

FSA-11

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
ASSETS
Investments in sub-accounts at fair value	$4,901	$12,706	$14,596	$592	$5,769	$4,483	$11,709	$4,488	$25,674
Receivable from Protective Life Insurance Company	—	5	3	—	2	—	2	—	2
Total assets	4,901	12,711	14,599	592	5,771	4,483	11,711	4,488	25,676

LIABILITIES
Payable to Protective Life Insurance Company	—	5	3	—	2	—	2	—	3

Net assets	$4,901	$12,706	$14,596	$592	$5,769	$4,483	$11,709	$4,488	$25,673

Units Outstanding	101	920	550	51	300	330	272	118	479

Shares Owned in each Portfolio	166	978	710	35	208	241	210	53	541

Fair Value per Share	$29.50	$12.99	$20.55	$16.94	$27.80	$18.60	$55.70	$84.21	$47.42

Investment in Portfolio shares, at Cost	$3,907	$12,802	$11,726	$489	$4,399	$4,254	$9,383	$3,790	$16,601

The accompanying notes are an integral part of these financial statements

FSA-12

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
ASSETS
Investments in sub-accounts at fair value	$13,563	$11,096	$10,300	$152	$415	$1,993	$7,848	$1,170	$20,083
Receivable from Protective Life Insurance Company	3	6	1	—	78	—	39	—	2
Total assets	13,566	11,102	10,301	152	493	1,993	7,887	1,170	20,085

LIABILITIES
Payable to Protective Life Insurance Company	105	3	86	—	78	—	39	—	4

Net assets	$13,461	$11,099	$10,215	$152	$415	$1,993	$7,848	$1,170	$20,081

Units Outstanding	449	7,028	274	12	25	170	598	104	1,486

Shares Owned in each Portfolio	2,644	11,096	319	14	34	195	632	113	1,836

Fair Value per Share	$5.13	$1.00	$32.25	$10.97	$12.25	$10.24	$12.42	$10.37	$10.94

Investment in Portfolio shares, at Cost	$13,199	$11,096	$7,109	$155	$409	$2,035	$8,085	$1,160	$20,357

The accompanying notes are an integral part of these financial statements

FSA-13

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Royce Capital Fund		TOPS Funds		The Universal Institutional Funds, Inc.
($ in thousands, except Fair Value per Share)	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
ASSETS
Investments in sub-accounts at fair value	$656	$6,181	$—	$206	$621
Receivable from Protective Life Insurance Company	—	1	—	—	26
Total assets	656	6,182	—	206	647

LIABILITIES
Payable to Protective Life Insurance Company	—	2	—	—	26

Net assets	$656	$6,180	$—	$206	$621

Units Outstanding	40	298	—	19	40

Shares Owned in each Portfolio	64	723	—	14	56

Fair Value per Share	$10.21	$8.55	$14.82	$15.11	$11.09

Investment in Portfolio shares, at Cost	$727	$6,916	$—	$199	$452

The accompanying notes are an integral part of these financial statements

FSA-14

The Protective Variable Life Separate Account

Statement of Operations

For the year ended December 31, 2017

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$22	$42	$4	$5	$13	$18	$2	$1

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	1	1	5	1	4	2	—
Capital gain distributions	53	62	12	—	201	15	—	1
Net realized gain (loss) on investments	53	63	13	5	202	19	2	1

Net unrealized appreciation (depreciation) on investments	87	188	91	260	314	328	39	5
Net realized and unrealized gain (loss) on investments	140	251	104	265	516	347	41	6

Net increase (decrease) in net assets resulting from operations	$162	$293	$108	$270	$529	$365	$43	$7

The accompanying notes are an integral part of these financial statements

FSA-15

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$267	$40	$5	$10	$3	$277	$198	$102	$—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	9	8	—	1	13	7	—	6	10
Capital gain distributions	1,510	50	9	18	145	49	35	710	8
Net realized gain (loss) on investments	1,519	58	9	19	158	56	35	716	18

Net unrealized appreciation (depreciation) on investments	3,822	195	34	70	434	2,742	91	2,229	814
Net realized and unrealized gain (loss) on investments	5,341	253	43	89	592	2,798	126	2,945	832

Net increase (decrease) in net assets resulting from operations	$5,608	$293	$48	$99	$595	$3,075	$324	$3,047	$832

The accompanying notes are an integral part of these financial statements

FSA-16

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$719	$894	$256	$15	$—	$295	$10	$241	$—	$250

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	28	19	8	7	2	—	6	31	2	121
Capital gain distributions	—	1,621	609	212	344	—	—	—	34	—
Net realized gain (loss) on investments	28	1,640	617	219	346	—	6	31	36	121

Net unrealized appreciation (depreciation) on investments	868	608	2,288	70	331	(147)	310	1,135	154	2,233
Net realized and unrealized gain (loss) on investments	896	2,248	2,905	289	677	(147)	316	1,166	190	2,354

Net increase (decrease) in net assets resulting from operations	$1,615	$3,142	$3,161	$304	$677	$148	$326	$1,407	$190	$2,604

The accompanying notes are an integral part of these financial statements

FSA-17

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$228	$40	$19	$21	$44	$1	$59	$11	$129	$35

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	51	—	—	1	3	2	131	4	(57)	3
Capital gain distributions	2,393	499	146	237	909	54	509	191	—	—
Net realized gain (loss) on investments	2,444	499	146	238	912	56	640	195	(57)	3

Net unrealized appreciation (depreciation) on investments	(1,392)	(286)	109	158	(76)	(7)	2,294	857	1,509	433
Net realized and unrealized gain (loss) on investments	1,052	213	255	396	836	49	2,934	1,052	1,452	436

Net increase (decrease) in net assets resulting from operations	$1,280	$253	$274	$417	$880	$50	$2,993	$1,063	$1,581	$471

The accompanying notes are an integral part of these financial statements

FSA-18

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$148	$2	$4	$—	$4	$20	$17	$845	$370	$20

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	63	2	—	4	48	3	2	184	12	—
Capital gain distributions	1,157	19	—	203	405	39	24	1,645	462	11
Net realized gain (loss) on investments	1,220	21	—	207	453	42	26	1,829	474	11

Net unrealized appreciation (depreciation) on investments	899	13	1	232	769	242	(2)	3,750	1,737	43
Net realized and unrealized gain (loss) on investments	2,119	34	1	439	1,222	284	24	5,579	2,211	54

Net increase (decrease) in net assets resulting from operations	$2,267	$36	$5	$439	$1,226	$304	$41	$6,424	$2,581	$74

The accompanying notes are an integral part of these financial statements

FSA-19

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$91	$597	$87	$—	$—	$3	$—	$1,035	$182	$8

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	79	4	2	1	4	—	—	16	1
Capital gain distributions	—	1,640	—	231	71	94	22	244	621	79
Net realized gain (loss) on investments	—	1,719	4	233	72	98	22	244	637	80

Net unrealized appreciation (depreciation) on investments	(10)	2,902	1,274	465	119	89	168	804	1,043	55
Net realized and unrealized gain (loss) on investments	(10)	4,621	1,278	698	191	187	190	1,048	1,680	135

Net increase (decrease) in net assets resulting from operations	$81	$5,218	$1,365	$698	$191	$190	$190	$2,083	$1,862	$143

The accompanying notes are an integral part of these financial statements

FSA-20

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$230	$—	$17	$104	$71	$13	$75	$—	$124	$449

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	203	28	29	(1)	—	59	47	15	39	21
Capital gain distributions	1,697	137	131	1,672	520	479	407	117	611	523
Net realized gain (loss) on investments	1,900	165	160	1,671	520	538	454	132	650	544

Net unrealized appreciation (depreciation) on investments	36	615	318	(648)	167	2,704	1,646	1,309	1,135	1,210
Net realized and unrealized gain (loss) on investments	1,936	780	478	1,023	687	3,242	2,100	1,441	1,785	1,754

Net increase (decrease) in net assets resulting from operations	$2,166	$780	$495	$1,127	$758	$3,255	$2,175	$1,441	$1,909	$2,203

The accompanying notes are an integral part of these financial statements

FSA-21

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$205	$379	$236	$5	$69	$27	$26	$1	$215

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	23	1	15	2	50	16	74	18	202
Capital gain distributions	—	—	546	—	5	214	999	418	—
Net realized gain (loss) on investments	23	1	561	2	55	230	1,073	436	202

Net unrealized appreciation (depreciation) on investments	432	105	1,365	156	1,151	762	1,502	607	6,680
Net realized and unrealized gain (loss) on investments	455	106	1,926	158	1,206	992	2,575	1,043	6,882

Net increase (decrease) in net assets resulting from operations	$660	$485	$2,162	$163	$1,275	$1,019	$2,601	$1,044	$7,097

The accompanying notes are an integral part of these financial statements

FSA-22

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$309	$39	$122	$6	$7	$20	$159	$17	$353

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	—	54	—	1	—	—	—	—
Capital gain distributions	—	—	164	—	—	—	—	—	—
Net realized gain (loss) on investments	2	—	218	—	1	—	—	—	—

Net unrealized appreciation (depreciation) on investments	496	—	1,190	12	19	—	81	7	486
Net realized and unrealized gain (loss) on investments	498	—	1,408	12	20	—	81	7	486

Net increase (decrease) in net assets resulting from operations	$807	$39	$1,530	$18	$27	$20	$240	$24	$839

The accompanying notes are an integral part of these financial statements

FSA-23

The Protective Variable Life Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Royce Capital Fund		TOPS Funds		The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2017	1/1/2017	10/25/2017	7/19/2017	1/1/2017
	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3	$48	$—	$—	$16

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	26	—	—	2	—
Capital gain distributions	67	—	—	—	—
Net realized gain (loss) on investments	93	—	—	2	—

Net unrealized appreciation (depreciation) on investments	(72)	283	—	7	40
Net realized and unrealized gain (loss) on investments	21	283	—	9	40

Net increase (decrease) in net assets resulting from operations	$24	$331	$—	$9	$56

The accompanying notes are an integral part of these financial statements

FSA-24

The Protective Variable Life Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2017

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$22	$42	$4	$5	$13	$18	$2	$1
Net realized gain (loss) on investments	53	63	13	5	202	19	2	1
Net unrealized appreciation (depreciation) on investments	87	188	91	260	314	328	39	5
Net increase (decrease) in net assets resulting from operations	162	293	108	270	529	365	43	7

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	67	260	91	19	260	37	36	—
Policy maintenance charges	(52)	(111)	(21)	(61)	(158)	(70)	(11)	(1)
Policy owners’ benefits	(1)	(1)	(1)	—	(34)	(16)	(43)	—
Net policy loan repayments (withdrawals)	—	(3)	—	—	(1)	—	136	—
Transfer (to) from other portfolios	781	690	241	23	765	83		—
Net increase (decrease) in net assets resulting from variable life policy transactions	795	835	310	(19)	832	34	118	(1)

Total increase (decrease) in net assets	957	1,128	418	251	1,361	399	161	6

NET ASSETS
Beginning of period	598	1,240	276	1,038	1,530	1,101	109	58
End of period	$1,555	$2,368	$694	$1,289	$2,891	$1,500	$270	$64

The accompanying notes are an integral part of these financial statements

FSA-25

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$267	$40	$5	$10	$3	$277	$198	$102	$—
Net realized gain (loss) on investments	1,519	58	9	19	158	56	35	716	18
Net unrealized appreciation (depreciation) on investments	3,822	195	34	70	434	2,742	91	2,229	814
Net increase (decrease) in net assets resulting from operations	5,608	293	48	99	595	3,075	324	3,047	832

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	1,820	97	4	16	64	716	397	1,270	197
Policy maintenance charges	(1,174)	(93)	(9)	(17)	(89)	(658)	(404)	(697)	(110)
Policy owners’ benefits	(631)	(126)	—	(62)	(41)	(401)	(68)	(375)	(19)
Net policy loan repayments (withdrawals)	(58)	3	—	—	(3)	67	—	(71)	(13)
Transfer (to) from other portfolios	760	54	1	39	7	350	1,330	63	(84)
Net increase (decrease) in net assets resulting from variable life policy transactions	717	(65)	(4)	(24)	(62)	74	1,255	190	(29)

Total increase (decrease) in net assets	6,325	228	44	75	533	3,149	1,579	3,237	803

NET ASSETS
Beginning of period	25,514	2,352	326	623	1,697	14,178	7,502	14,618	3,061
End of period	$31,839	$2,580	$370	$698	$2,230	$17,327	$9,081	$17,855	$3,864

The accompanying notes are an integral part of these financial statements

FSA-26

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small- Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$719	$894	$256	$15	$—	$295	$10	$241	$—	$250
Net realized gain (loss) on investments	28	1,640	617	219	346	—	6	31	36	121
Net unrealized appreciation (depreciation) on investments	868	608	2,288	70	331	(147)	310	1,135	154	2,233
Net increase (decrease) in net assets resulting from operations	1,615	3,142	3,161	304	677	148	326	1,407	190	2,604

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	846	2,663	971	185	219	873	50	540	633	895
Policy maintenance charges	(655)	(1,668)	(603)	(97)	(132)	(579)	(48)	(314)	(467)	(545)
Policy owners’ benefits	(549)	(1,224)	(387)	(27)	(78)	(165)	—	(322)	(261)	(652)
Net policy loan repayments (withdrawals)	(42)	(184)	(116)	(22)	—	(25)	—	(36)	(16)	(71)
Transfer (to) from other portfolios	373	740	250	(147)	166	1,649	4	(199)	718	(494)
Net increase (decrease) in net assets resulting from variable life policy transactions	(27)	327	115	(108)	175	1,753	6	(331)	607	(867)

Total increase (decrease) in net assets	1,588	3,469	3,276	196	852	1,901	332	1,076	797	1,737

NET ASSETS
Beginning of period	16,802	37,668	15,339	2,966	3,061	10,444	787	8,509	10,124	14,423
End of period	$18,390	$41,137	$18,615	$3,162	$3,913	$12,345	$1,119	$9,585	$10,921	$16,160

The accompanying notes are an integral part of these financial statements

FSA-27

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$228	$40	$19	$21	$44	$1	$59	$11	$129	$35
Net realized gain (loss) on investments	2,444	499	146	238	912	55	640	195	(57)	3
Net unrealized appreciation (depreciation) on investments	(1,392)	(286)	109	158	(76)	(7)	2,294	857	1,509	433
Net increase (decrease) in net assets resulting from operations	1,280	253	274	417	880	49	2,993	1,063	1,581	471

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	490	125	89	342	288	26	405	316	320	168
Policy maintenance charges	(485)	(85)	(88)	(245)	(266)	(19)	(433)	(200)	(280)	(81)
Policy owners’ benefits	(820)	(58)	(78)	(15)	(249)	(17)	(668)	(71)	(367)	(42)
Net policy loan repayments (withdrawals)	(57)	(11)	(12)	(1)	(18)	(7)	(87)	(39)	(73)	(19)
Transfer (to) from other portfolios	91	22	(58)	245	(49)	(5)	(142)	72	(77)	(12)
Net increase (decrease) in net assets resulting from variable life policy transactions	(781)	(7)	(147)	326	(294)	(22)	(925)	78	(477)	14

Total increase (decrease) in net assets	499	246	127	743	586	27	2,068	1,141	1,104	485

NET ASSETS
Beginning of period	13,367	2,655	2,577	3,676	7,803	467	10,091	3,421	6,062	1,768
End of period	$13,866	$2,901	$2,704	$4,419	$8,389	$494	$12,159	$4,562	$7,166	$2,253

The accompanying notes are an integral part of these financial statements

FSA-28

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$148	$2	$4	$—	$4	$20	$17	$845	$370	$20
Net realized gain (loss) on investments	1,220	21	—	207	453	42	26	1,829	474	11
Net unrealized appreciation (depreciation) on investments	899	13	1	232	769	242	(2)	3,750	1,737	43
Net increase (decrease) in net assets resulting from operations	2,267	36	5	439	1,226	304	41	6,424	2,581	74

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	337	4	20	135	187	322	21	1,518	1,236	56
Policy maintenance charges	(380)	(4)	(9)	(63)	(167)	(139)	(14)	(1,221)	(939)	(25)
Policy owners’ benefits	(505)	(17)	—	(10)	(299)	(34)	(3)	(1,670)	(886)	(5)
Net policy loan repayments (withdrawals)	(90)	1	—	(17)	(43)	(2)	—	(92)	(72)	(4)
Transfer (to) from other portfolios	(2)	(4)	55	(18)	(109)	49	(18)	(751)	767	50
Net increase (decrease) in net assets resulting from variable life policy transactions	(640)	(20)	66	27	(431)	196	(14)	(2,216)	106	72

Total increase (decrease) in net assets	1,627	16	71	466	795	500	27	4,208	2,687	146

NET ASSETS
Beginning of period	9,703	166	131	1,598	4,665	2,969	432	37,222	23,821	542
End of period	$11,330	$182	$202	$2,064	$5,460	$3,469	$459	$41,430	$26,508	$688

The accompanying notes are an integral part of these financial statements

FSA-29

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$91	$597	$87	$—	$—	$3	$—	$1,035	$182	$8
Net realized gain (loss) on investments	—	1,719	4	233	72	98	22	244	637	80
Net unrealized appreciation (depreciation) on investments	(10)	2,902	1,274	465	119	89	168	804	1,043	55
Net increase (decrease) in net assets resulting from operations	81	5,218	1,365	698	191	190	190	2,083	1,862	143

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	244	2,019	686	219	179	121	91	1,265	339	65
Policy maintenance charges	(196)	(1,529)	(270)	(121)	(70)	(78)	(19)	(1,061)	(329)	(39)
Policy owners’ benefits	(212)	(1,548)	(97)	(67)	(13)	(39)	(16)	(980)	(461)	(38)
Net policy loan repayments (withdrawals)	(28)	(75)	(20)	(6)	—	(1)	—	(5)	3	(3)
Transfer (to) from other portfolios	411	538	174	63	14	31	95	1,939	(46)	2
Net increase (decrease) in net assets resulting from variable life policy transactions	219	(595)	473	88	110	34	151	1,158	(494)	(13)

Total increase (decrease) in net assets	300	4,623	1,838	786	301	224	341	3,241	1,368	130

NET ASSETS
Beginning of period	4,601	36,803	5,819	3,100	1,324	1,486	698	22,047	9,998	854
End of period	$4,901	$41,426	$7,657	$3,886	$1,625	$1,710	$1,039	$25,288	$11,366	$984

The accompanying notes are an integral part of these financial statements

FSA-30

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$230	$—	$17	$104	$71	$13	$75	$—	$124	$449
Net realized gain (loss) on investments	1,900	165	160	1,671	520	538	454	132	650	544
Net unrealized appreciation (depreciation) on investments	36	615	318	(648)	167	2,704	1,646	1,309	1,135	1,210
Net increase (decrease) in net assets resulting from operations	2,166	780	495	1,127	758	3,255	2,175	1,441	1,909	2,203

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	496	167	63	634	512	781	566	344	472	711
Policy maintenance charges	(520)	(140)	(45)	(541)	(348)	(467)	(430)	(232)	(375)	(682)
Policy owners’ benefits	(992)	(212)	(113)	(1,091)	(53)	(412)	(449)	(107)	(486)	(939)
Net policy loan repayments (withdrawals)	(29)	—	—	(17)	(19)	(86)	(35)	(28)	(84)	(112)
Transfer (to) from other portfolios	(164)	(55)	11	201	604	(388)	(262)	(159)	(154)	445
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,209)	(240)	(84)	(814)	696	(572)	(610)	(182)	(627)	(577)

Total increase (decrease) in net assets	957	540	411	313	1,454	2,683	1,565	1,259	1,282	1,626

NET ASSETS
Beginning of period	16,742	3,460	1,238	16,959	5,595	10,518	9,565	5,483	8,446	18,152
End of period	$17,699	$4,000	$1,649	$17,272	$7,049	$13,201	$11,130	$6,742	$9,728	$19,778

The accompanying notes are an integral part of these financial statements

FSA-31

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$205	$379	$236	$5	$69	$27	$26	$1	$215
Net realized gain (loss) on investments	23	1	561	2	55	230	1,073	436	202
Net unrealized appreciation (depreciation) on investments	432	105	1,365	156	1,151	762	1,502	607	6,680
Net increase (decrease) in net assets resulting from operations	660	485	2,162	163	1,275	1,019	2,601	1,044	7,097

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	238	1,114	1,051	34	524	152	478	184	1,349
Policy maintenance charges	(204)	(518)	(530)	(21)	(239)	(137)	(431)	(176)	(857)
Policy owners’ benefits	(119)	(78)	(139)	—	(94)	(205)	(739)	(199)	(470)
Net policy loan repayments (withdrawals)	(25)	(24)	(47)	(9)	(6)	(33)	(47)	(35)	(108)
Transfer (to) from other portfolios	(74)	641	(321)	11	(457)	18	(178)	(123)	(972)
Net increase (decrease) in net assets resulting from variable life policy transactions	(184)	1,135	14	15	(272)	(205)	(917)	(349)	(1,058)

Total increase (decrease) in net assets	476	1,620	2,176	178	1,003	814	1,684	695	6,039

NET ASSETS
Beginning of period	4,425	11,086	12,420	414	4,766	3,669	10,025	3,793	19,634
End of period	$4,901	$12,706	$14,596	$592	$5,769	$4,483	$11,709	$4,488	$25,673

The accompanying notes are an integral part of these financial statements

FSA-32

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$309	$39	$122	$6	$7	$20	$159	$17	$353
Net realized gain (loss) on investments	2	—	218	—	1	—	—	—	—
Net unrealized appreciation (depreciation) on investments	496	—	1,190	12	19	—	81	7	486
Net increase (decrease) in net assets resulting from operations	807	39	1,530	18	27	20	240	24	839

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	804	656	292	7	28	99	603	81	1,472
Policy maintenance charges	(630)	(538)	(339)	(6)	(14)	(72)	(446)	(49)	(912)
Policy owners’ benefits	(897)	(419)	(559)	(43)	—	(39)	(46)	(84)	(230)
Net policy loan repayments (withdrawals)	(90)	(52)	(67)	—	56	(6)	24	(9)	(54)
Transfer (to) from other portfolios	761	3,024	39	32	28	523	1,409	266	2,647
Net increase (decrease) in net assets resulting from variable life policy transactions	(52)	2,671	(634)	(10)	98	505	1,544	205	2,923

Total increase (decrease) in net assets	755	2,710	896	8	125	525	1,784	229	3,762

NET ASSETS
Beginning of period	12,706	8,389	9,319	144	290	1,468	6,064	941	16,319
End of period	$13,461	$11,099	$10,215	$152	$415	$1,993	$7,848	$1,170	$20,081

The accompanying notes are an integral part of these financial statements

FSA-33

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Royce Capital Fund		TOPS Funds		The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	TOPS Aggressive Growth ETF Class 2	TOPS Growth ETF Class 2	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2017	1/1/2017	10/25/2017	7/19/2017	1/1/2017
	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$3	$48	$—	$—	$16
Net realized gain (loss) on investments	93	—	—	2	—
Net unrealized appreciation (depreciation) on investments	(72)	283	—	7	40
Net increase (decrease) in net assets resulting from operations	24	331	—	9	56

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	52	536	—	—	44
Policy maintenance charges	(21)	(311)	—	(1)	(17)
Policy owners’ benefits	(30)	(68)	—	—	(10)
Net policy loan repayments (withdrawals)	—	(13)	—	—	16
Transfer (to) from other portfolios	(237)	652	—	198	(61)
Net increase (decrease) in net assets resulting from variable life policy transactions	(236)	796	—	197	(28)

Total increase (decrease) in net assets	(212)	1,127	—	206	28

NET ASSETS
Beginning of period	868	5,053	—	—	593
End of period	$656	$6,180	$—	$206	$621

The accompanying notes are an integral part of these financial statements

FSA-34

The Protective Variable Life Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Insurance Series							Calvert Variable Series, Inc.
	American Funds Asset Allocation Class 2	American Funds Blue Chip Income & Growth Class 2	American Funds Global Growth Class 2	American Funds Global Small Capitalization Class 2	American Funds Growth Class 2	American Funds International Class 2	American Funds New World Class 2	Calvert VP SRI Balanced
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$7	$20	$2	$3	$9	$14	$1	$1
Net realized gain (loss) on investments	4	56	15	7	69	8	—	1
Net unrealized appreciation (depreciation) on investments	12	54	(13)	(26)	29	(29)	1	2
Net increase (decrease) in net assets resulting from operations	23	130	4	(16)	107	(7)	2	4

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	7	108	34	13	107	13	5	—
Policy maintenance charges	(15)	(60)	(9)	(3)	(79)	(5)	(4)	(2)
Policy owners’ benefits	—	(5)	—	—	(4)	—	—	—
Net policy loan repayments (withdrawals)	—	—	—	—	1	—	—	—
Transfer (to) from other portfolios	516	794	121	1,016	1,029	1,032	81	—
Net increase (decrease) in net assets resulting from variable life policy transactions	508	837	146	1,026	1,054	1,040	82	(2)

Total increase (decrease) in net assets	531	967	150	1,010	1,161	1,033	84	2

NET ASSETS
Beginning of period	67	273	126	28	369	68	25	56
End of period	$598	$1,240	$276	$1,038	$1,530	$1,101	$109	$58

The accompanying notes are an integral part of these financial statements

FSA-35

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	Fidelity Contrafund Portfolio SC	Fidelity Equity Income SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Fidelity Growth Portfolio SC	Fidelity Index 500 Portfolio SC	Fidelity Investment Grade Bonds SC	Fidelity Mid Cap SC	Franklin Flex Cap Growth VIP CL 2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$178	$49	$5	$9	$—	$189	$170	$59	$—
Net realized gain (loss) on investments	1,732	146	9	20	171	—	2	723	422
Net unrealized appreciation (depreciation) on investments	(72)	163	4	6	(163)	875	22	724	(505)
Net increase (decrease) in net assets resulting from operations	1,838	358	18	35	8	1,064	194	1,506	(83)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	1,642	107	4	15	90	655	308	1,187	212
Policy maintenance charges	(1,046)	(104)	(10)	(18)	(85)	(428)	(246)	(610)	(107)
Policy owners’ benefits	(808)	(152)	—	(40)	(72)	(287)	(65)	(420)	(46)
Net policy loan repayments (withdrawals)	(88)	(9)	—	15	(14)	(120)	(40)	(38)	(12)
Transfer (to) from other portfolios	1,726	14	—	25	(18)	3,828	3,355	1,276	63
Net increase (decrease) in net assets resulting from variable life policy transactions	1,426	(144)	(6)	(3)	(99)	3,648	3,312	1,395	110

Total increase (decrease) in net assets	3,264	214	12	32	(91)	4,712	3,506	2,901	27

NET ASSETS
Beginning of period	22,250	2,138	314	591	1,788	9,466	3,996	11,717	3,034
End of period	$25,514	$2,352	$326	$623	$1,697	$14,178	$7,502	$14,618	$3,061

The accompanying notes are an integral part of these financial statements

FSA-36

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust
	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$779	$685	$198	$20	$—	$243	$2	$154	$—	$269
Net realized gain (loss) on investments	(15)	2,826	1,716	384	353	—	1	142	6	543
Net unrealized appreciation (depreciation) on investments	1,320	1,675	207	290	(232)	(195)	36	295	272	477
Net increase (decrease) in net assets resulting from operations	2,084	5,186	2,121	694	121	48	39	591	278	1,289

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	922	2,681	961	186	219	852	40	574	638	1,000
Policy maintenance charges	(697)	(1,638)	(595)	(96)	(133)	(549)	(16)	(327)	(406)	(570)
Policy owners’ benefits	(603)	(810)	(392)	(104)	(194)	(263)	(7)	(203)	(215)	(473)
Net policy loan repayments (withdrawals)	(25)	(78)	(53)	(8)	(12)	(7)	—	(21)	(30)	(49)
Transfer (to) from other portfolios	(247)	1,305	(101)	77	(85)	1,214	508	244	1,552	179
Net increase (decrease) in net assets resulting from variable life policy transactions	(650)	1,460	(180)	55	(205)	1,247	525	267	1,539	87

Total increase (decrease) in net assets	1,434	6,646	1,941	749	(84)	1,295	564	858	1,817	1,376

NET ASSETS
Beginning of period	15,368	31,022	13,398	2,217	3,145	9,149	223	7,651	8,307	13,047
End of period	$16,802	$37,668	$15,339	$2,966	$3,061	$10,444	$787	$8,509	$10,124	$14,423

The accompanying notes are an integral part of these financial statements

FSA-37

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$277	$48	$33	$40	$82	$4	$63	$14	$128	$32
Net realized gain (loss) on investments	160	26	(8)	2	224	13	(4)	—	(110)	—
Net unrealized appreciation (depreciation) on investments	974	197	276	368	1,199	72	134	46	(201)	(76)
Net increase (decrease) in net assets resulting from operations	1,411	271	301	410	1,505	89	193	60	(183)	(44)

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	524	147	99	261	304	30	452	296	366	172
Policy maintenance charges	(534)	(86)	(92)	(194)	(285)	(18)	(480)	(171)	(311)	(76)
Policy owners’ benefits	(858)	(27)	(85)	(38)	(347)	(3)	(759)	(103)	(563)	(28)
Net policy loan repayments (withdrawals)	(77)	(8)	(29)	(1)	(9)	(4)	(87)	(14)	(8)	(14)
Transfer (to) from other portfolios	(83)	(7)	(121)	821	(73)	(13)	(52)	323	136	168
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,028)	19	(228)	849	(410)	(8)	(926)	331	(380)	222

Total increase (decrease) in net assets	383	290	73	1,259	1,095	81	(733)	391	(563)	178

NET ASSETS
Beginning of period	12,984	2,365	2,504	2,417	6,708	386	10,824	3,030	6,625	1,590
End of period	$13,367	$2,655	$2,577	$3,676	$7,803	$467	$10,091	$3,421	$6,062	$1,768

The accompanying notes are an integral part of these financial statements

FSA-38

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust				Invesco Variable Insurance Funds
	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Equity and Income II	Invesco VI Global Real Estate II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$122	$2	$1	$—	$—	$3	$1	$535	$360	$7
Net realized gain (loss) on investments	401	9	—	12	504	157	1	2,777	683	10
Net unrealized appreciation (depreciation) on investments	436	8	(1)	11	(405)	244	39	2,297	2,030	(8)
Net increase (decrease) in net assets resulting from operations	959	19	—	23	99	404	41	5,609	3,073	9

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	373	5	3	140	217	339	26	1,624	1,184	58
Policy maintenance charges	(389)	(4)	(3)	(61)	(173)	(138)	(16)	(1,263)	(912)	(24)
Policy owners’ benefits	(736)	(1)	—	(40)	(226)	(46)	(7)	(1,631)	(740)	—
Net policy loan repayments (withdrawals)	(81)	(9)	—	(1)	(19)	(3)	(6)	(164)	(37)	(1)
Transfer (to) from other portfolios	(47)	9	116	11	(75)	68	49	(132)	587	19
Net increase (decrease) in net assets resulting from variable life policy transactions	(880)	—	116	49	(276)	220	46	(1,566)	82	52

Total increase (decrease) in net assets	79	19	116	72	(177)	624	87	4,043	3,155	61

NET ASSETS
Beginning of period	9,624	147	15	1,526	4,842	2,345	345	33,179	20,666	481
End of period	$9,703	$166	$131	$1,598	$4,665	$2,969	$432	$37,222	$23,821	$542

The accompanying notes are an integral part of these financial statements

FSA-39

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds					Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Portfolio II	ClearBridge Variable Small Cap Growth II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$83	$371	$66	$—	$—	$5	$—	$969	$161	$8
Net realized gain (loss) on investments	1	3,096	(1)	314	90	32	31	(2)	646	32
Net unrealized appreciation (depreciation) on investments	(34)	2,654	(92)	(290)	50	89	8	1,345	551	55
Net increase (decrease) in net assets resulting from operations	50	6,121	(27)	24	140	126	39	2,312	1,358	95

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	295	1,970	718	223	189	118	80	1,095	329	63
Policy maintenance charges	(227)	(1,407)	(265)	(120)	(67)	(66)	(18)	(979)	(363)	(39)
Policy owners’ benefits	(179)	(1,013)	(51)	(82)	(12)	(57)	(12)	(665)	(447)	(17)
Net policy loan repayments (withdrawals)	(16)	(117)	(10)	(24)	(2)	(2)	(1)	(73)	(30)	—
Transfer (to) from other portfolios	(16)	1,432	405	81	65	270	(56)	1,979	(256)	—
Net increase (decrease) in net assets resulting from variable life policy transactions	(143)	865	797	78	173	263	(7)	1,357	(767)	7

Total increase (decrease) in net assets	(93)	6,986	770	102	313	389	32	3,669	591	102

NET ASSETS
Beginning of period	4,694	29,817	5,049	2,998	1,011	1,097	666	18,378	9,407	752
End of period	$4,601	$36,803	$5,819	$3,100	$1,324	$1,486	$698	$22,047	$9,998	$854

The accompanying notes are an integral part of these financial statements

FSA-40

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Investors Trust IC	MFS New Discovery IC	MFS Research IC	MFS Total Return IC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$236	$—	$12	$81	$62	$5	$79	$—	$65	$518
Net realized gain (loss) on investments	312	21	(1)	955	99	628	1,030	247	861	621
Net unrealized appreciation (depreciation) on investments	1,989	23	(64)	1,398	579	(378)	(339)	231	(235)	414
Net increase (decrease) in net assets resulting from operations	2,537	44	(53)	2,434	740	255	770	478	691	1,553

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	545	191	74	690	441	841	617	368	528	781
Policy maintenance charges	(579)	(151)	(43)	(595)	(284)	(484)	(447)	(226)	(414)	(727)
Policy owners’ benefits	(1,052)	(231)	(8)	(572)	(53)	(369)	(410)	(201)	(506)	(974)
Net policy loan repayments (withdrawals)	(55)	(48)	(2)	(69)	(2)	7	(75)	(28)	(41)	(49)
Transfer (to) from other portfolios	(279)	113	10	(210)	801	98	(9)	(9)	(147)	(85)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,420)	(126)	31	(756)	903	93	(324)	(96)	(580)	(1,054)

Total increase (decrease) in net assets	1,117	(82)	(22)	1,678	1,643	348	446	382	111	499

NET ASSETS
Beginning of period	15,625	3,542	1,260	15,281	3,952	10,170	9,119	5,101	8,335	17,653
End of period	$16,742	$3,460	$1,238	$16,959	$5,595	$10,518	$9,565	$5,483	$8,446	$18,152

The accompanying notes are an integral part of these financial statements

FSA-41

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust			MFS Variable Insurance Trust II			Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$172	$355	$217	$1	$53	$22	$41	$—	$192
Net realized gain (loss) on investments	137	1	965	3	108	437	1,028	290	1,219
Net unrealized appreciation (depreciation) on investments	204	52	321	33	8	(234)	(1,311)	(205)	(1,323)
Net increase (decrease) in net assets resulting from operations	513	408	1,503	37	169	225	(242)	85	88

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	263	1,226	1,123	35	561	172	545	222	1,343
Policy maintenance charges	(221)	(556)	(539)	(19)	(240)	(136)	(453)	(204)	(789)
Policy owners’ benefits	(242)	(204)	(235)	(34)	(71)	(79)	(381)	(284)	(675)
Net policy loan repayments (withdrawals)	(8)	(33)	(32)	—	(5)	(46)	(59)	(27)	(104)
Transfer (to) from other portfolios	(138)	44	(72)	—	169	(137)	(41)	19	1,247
Net increase (decrease) in net assets resulting from variable life policy transactions	(346)	477	245	(18)	414	(226)	(389)	(274)	1,022

Total increase (decrease) in net assets	167	885	1,748	19	583	(1)	(631)	(189)	1,110

NET ASSETS
Beginning of period	4,258	10,201	10,672	395	4,183	3,670	10,656	3,982	18,524
End of period	$4,425	$11,086	$12,420	$414	$4,766	$3,669	$10,025	$3,793	$19,634

The accompanying notes are an integral part of these financial statements

FSA-42

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$623	$1	$101	$4	$7	$19	$113	$13	$291
Net realized gain (loss) on investments	3	—	1,095	(5)	4	—	—	4	—
Net unrealized appreciation (depreciation) on investments	162	—	(193)	19	(2)	(1)	101	4	34
Net increase (decrease) in net assets resulting from operations	788	1	1,003	18	9	18	214	21	325

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	831	845	304	5	26	79	433	64	1,297
Policy maintenance charges	(650)	(553)	(345)	(8)	(14)	(66)	(351)	(46)	(798)
Policy owners’ benefits	(602)	(687)	(709)	(32)	(70)	(38)	(32)	(55)	(199)
Net policy loan repayments (withdrawals)	(16)	11	(48)	—	(54)	—	(29)	(10)	(12)
Transfer (to) from other portfolios	195	1,055	(22)	(2)	37	179	1,724	227	2,584
Net increase (decrease) in net assets resulting from variable life policy transactions	(242)	671	(820)	(37)	(75)	154	1,745	180	2,872

Total increase (decrease) in net assets	546	672	183	(19)	(66)	172	1,959	201	3,197

NET ASSETS
Beginning of period	12,160	7,717	9,136	163	356	1,296	4,105	740	13,122
End of period	$12,706	$8,389	$9,319	$144	$290	$1,468	$6,064	$941	$16,319

The accompanying notes are an integral part of these financial statements

FSA-43

The Protective Variable Life Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Royce Capital Fund		The Universal Institutional Funds, Inc.
	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	UIF Global Real Estate II
	1/1/2016	1/1/2016	1/1/2016
	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$4	$75	$8
Net realized gain (loss) on investments	1	829	(1)
Net unrealized appreciation (depreciation) on investments	143	(90)	11
Net increase (decrease) in net assets resulting from operations	148	814	18

FROM VARIABLE LIFE POLICY TRANSACTIONS
Policy owners’ net payments	55	421	42
Policy maintenance charges	(24)	(255)	(19)
Policy owners’ benefits	(6)	(58)	(20)
Net policy loan repayments (withdrawals)	—	(13)	(23)
Transfer (to) from other portfolios	61	1,039	2
Net increase (decrease) in net assets resulting from variable life policy transactions	86	1,134	(18)

Total increase (decrease) in net assets	234	1,948	—

NET ASSETS
Beginning of period	634	3,105	593
End of period	$868	$5,053	$593

The accompanying notes are an integral part of these financial statements

FSA-44

The Protective Variable Life Separate Account

Notes to Financial Statements

(1) Organization

The Protective Variable Life Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on June 19, 1996. Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.).  The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (“Policies”) issued by Protective Life.  The following is a list of each variable life product funded by the Separate Account:

Executive	Protective Investors Choice VUL
Premiere I	Protector
Premiere II	Provider
Premiere II (2003)	Singe Premium Plus
Premiere III	Survivor
Preserver	Transitions

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2017 and 2016, contract owners may elect to invest in up to one hundred and six subaccount option as follows:

American Funds Asset Allocation Class 2	Invesco VI Comstock I
American Funds Blue Chip Income & Growth Class 2	Invesco VI Equity and Income II
American Funds Global Growth Class 2	Invesco VI Global Real Estate II
American Funds Global Small Capitalization Class 2	Invesco VI Government Securities II
American Funds Growth Class 2	Invesco VI Growth & Income I
American Funds International Class 2	Invesco VI International Growth II
American Funds New World Class 2	Invesco VI Mid-Cap Growth II
Calvert VP SRI Balanced	Invesco VI Small Cap Equity II
ClearBridge Variable Mid Cap Portfolio II	Lord Abbett Bond Debenture VC
ClearBridge Variable Small Cap Growth II	Lord Abbett Calibrated Dividend Growth VC
DFA VA Global Bond (b)	Lord Abbett Classic Stock VC
DFA VA International Small (b)	Lord Abbett Growth & Income VC
DFA VA International Value (b)	Lord Abbett Growth Opportunities VC
DFA VA Short-Term Fixed (b)	Lord Abbett International Opportunities VC
DFA VA US Large Value (b)	Lord Abbett Mid Cap Stock VC
DFA VA US Targeted Value (b)	Lord Abbett Series Fundamental Equity VC
DFA VIT Inflation Protected Securities (b)	MFS Growth Series IC
Fidelity Contrafund Portfolio SC	MFS Investors Trust IC
Fidelity Equity Income SC	MFS New Discovery IC
Fidelity Freedom Fund - 2015 Maturity SC	MFS Research IC
Fidelity Freedom Fund - 2020 Maturity SC	MFS Total Return IC
Fidelity Growth Portfolio SC	MFS Utilities IC
Fidelity Index 500 Portfolio SC	MFS VIT Total Return Bond SC
Fidelity Investment Grade Bonds SC	MFS VIT Value SC
Fidelity Mid Cap SC	MFS VIT II Emerging Markets Equity SC
Franklin Flex Cap Growth VIP CL 2	MFS VIT II International Value SC
Franklin Income VIP CL 2	MFS VIT II MA Investors Growth Stock IC
Franklin Mutual Shares VIP CL 2	Morgan Stanley VIF, Inc. Global Real Estate II (c)
Franklin Rising Dividend VIP CL 2	Oppenheimer Capital Appreciation Fund/VA
Franklin Small Cap Value VIP CL 2	Oppenheimer Discovery Mid Cap Growth Fund/VA

FSA-45

The Protective Variable Life Separate Account

Notes to Financial Statements

(1) Organization , continued

Franklin Small-Mid Cap Growth VIP CL 2	Oppenheimer Global Fund/VA
Franklin US Government Securities VIP CL 2	Oppenheimer Global Strategic Income Fund/VA
Templeton Developing Markets VIP CL 2	Oppenheimer Government Money Fund/VA
Templeton Foreign VIP CL 2	Oppenheimer Main Street Fund/VA
Templeton Global Bond VIP Fund CL 2	PIMCO VIT All Asset Advisor
Templeton Growth VIP CL 2	PIMCO VIT Long-Term US Government Advisor
Goldman Sachs Large Cap Value	PIMCO VIT Low Duration Advisor
Goldman Sachs Large Cap Value Fund SC	PIMCO VIT Real Return Advisor
Goldman Sachs Mid Cap Value	PIMCO VIT Short-Term Advisor
Goldman Sachs Mid Cap Value SC	PIMCO VIT Total Return Advisor
Goldman Sachs Small Cap Equity Insights	Royce Capital Fund Micro-Cap SC
Goldman Sachs Small Cap Equity Insights SC	Royce Capital Fund Small-Cap SC
Goldman Sachs Strategic Growth	TOPS Aggressive Growth ETF Class 2 (a)
Goldman Sachs Strategic Growth SC	TOPS Balanced ETF Class 2 (a)
Goldman Sachs Strategic International Equity	TOPS Conservative ETF Class 2 (b)
Goldman Sachs Strategic International Equity SC	TOPS Growth ETF Class 2 (a)
Goldman Sachs US Equity Insights	TOPS Moderate Growth ETF Class 2 (b)
Goldman Sachs US Equity Insights SC	Vanguard VIF Equity Index (b)
Goldman Sachs VIT Core Fixed Income SC	Vanguard VIF Mid-Cap Index (b)
Goldman Sachs VIT Growth Opportunities SC	Vanguard VIF REIT Index (b)
Invesco VI American Franchise I	Vanguard VIF Total Bond Market Index (b)
Invesco VI American Value II	Vanguard VIF Total Stock Market Index (b)
Invesco VI Balanced Risk Allocation II

(a) Subaccount opened in 2017

(b) Subaccount option available; however, no activity in 2017 or 2016

(c) Subaccount name changed.  See below.

Old Subaccount Name	New Subaccount Name
UIF Global Real Estate II	Morgan Stanley VIF, Inc. Global Real Estate II

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay policy values under the Policies.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Policy owners may allocate some or all of the applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2017 was approximately $38.2 million.

FSA-46

The Protective Variable Life Separate Account

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the funds.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the policies, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2017.  Management will periodically review the application of this policy in the event of changes in tax law.  Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-47

The Protective Variable Life Separate Account

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-48

The Protective Variable Life Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

(in thousands)	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds Asset Allocation Class 2	75	6	69	51	2	49
American Funds Blue Chip Income & Growth Class 2	94	24	70	94	12	82
American Funds Global Growth Class 2	38	13	25	17	2	15
American Funds Global Small Capitalization Class 2	14	15	(1)	112	1	111
American Funds Growth Class 2	95	29	66	114	11	103
American Funds International Class 2	23	20	3	116	2	114
American Funds New World Class 2	16	6	10	9	1	8
Calvert VP SRI Balanced	—	—	—	—	—	—
ClearBridge Variable Mid Cap Portfolio II	12	10	2	23	11	12
ClearBridge Variable Small Cap Growth II	9	3	6	10	10	—
Fidelity Contrafund Portfolio SC	113	90	23	156	106	50
Fidelity Equity Income SC	12	15	(3)	10	17	(7)
Fidelity Freedom Fund - 2015 Maturity SC	—	1	(1)	—	1	(1)
Fidelity Freedom Fund - 2020 Maturity SC	4	5	(1)	5	6	(1)
Fidelity Growth Portfolio SC	8	11	(3)	7	13	(6)
Fidelity Index 500 Portfolio SC	69	64	5	243	84	159
Fidelity Investment Grade Bonds SC	109	36	73	223	28	195
Fidelity Mid Cap SC	59	54	5	100	57	43
Franklin Flex Cap Growth VIP CL 2	16	17	(1)	24	17	7
Franklin Income VIP CL 2	77	79	(2)	82	121	(39)
Franklin Mutual Shares VIP CL 2	263	244	19	314	218	96
Franklin Rising Dividend VIP CL 2	83	78	5	82	92	(10)
Franklin Small Cap Value VIP CL 2	18	23	(5)	22	19	3
Franklin Small-Mid Cap Growth VIP CL 2	25	17	8	21	32	(11)
Franklin US Government Securities VIP CL 2	193	65	128	174	82	92
Templeton Developing Markets VIP CL 2	17	16	1	70	9	61
Templeton Foreign VIP CL 2	60	82	(22)	86	64	22
Templeton Global Bond VIP Fund CL 2	87	54	33	143	54	89
Templeton Growth VIP CL 2	67	123	(56)	121	112	9
Goldman Sachs Large Cap Value	21	40	(19)	21	54	(33)
Goldman Sachs Large Cap Value Fund SC	11	11	—	14	12	2
Goldman Sachs Mid Cap Value	4	9	(5)	7	16	(9)
Goldman Sachs Mid Cap Value SC	47	31	16	69	19	50
Goldman Sachs Small Cap Equity Insights	7	11	(4)	9	17	(8)
Goldman Sachs Small Cap Equity Insights SC	2	3	(1)	2	2	—
Goldman Sachs Strategic Growth	10	28	(18)	14	35	(21)
Goldman Sachs Strategic Growth SC	30	25	5	37	19	18
Goldman Sachs Strategic International Equity	23	21	2	33	52	(19)
Goldman Sachs Strategic International Equity SC	22	43	(21)	36	14	22
Goldman Sachs US Equity Insights	10	23	(13)	13	34	(21)
Goldman Sachs US Equity Insights SC	—	1	(1)	2	1	1
Goldman Sachs VIT Core Fixed Income SC	8	1	7	14	2	12
Goldman Sachs VIT Growth Opportunities SC	9	7	2	11	9	2
Invesco VI American Franchise I	23	59	(36)	32	57	(25)

FSA-49

The Protective Variable Life Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Invesco VI American Value II	22	14	8	28	16	12
Invesco VI Balanced Risk Allocation II	4	5	(1)	7	4	3
Invesco VI Comstock I	56	111	(55)	83	131	(48)
Invesco VI Equity and Income II	80	73	7	112	110	2
Invesco VI Global Real Estate II	8	3	5	7	3	4
Invesco VI Government Securities II	66	47	19	46	59	(13)
Invesco VI Growth & Income I	112	127	(15)	165	131	34
Invesco VI International Growth II	87	51	36	113	44	69
Invesco VI Mid-Cap Growth II	34	27	7	40	31	9
Invesco VI Small Cap Equity II	17	10	7	22	9	13
Lord Abbett Bond Debenture VC	117	74	43	136	85	51
Lord Abbett Calibrated Dividend Growth VC	15	28	(13)	19	44	(25)
Lord Abbett Classic Stock VC	4	5	(1)	6	5	1
Lord Abbett Growth & Income VC	27	70	(43)	30	94	(64)
Lord Abbett Growth Opportunities VC	7	14	(7)	11	15	(4)
Lord Abbett International Opportunities VC	13	17	(4)	16	13	3
Lord Abbett Mid Cap Stock VC	41	67	(26)	38	68	(30)
Lord Abbett Series Fundamental Equity VC	57	26	31	81	34	47
MFS Growth Series IC	24	37	(13)	33	30	3
MFS Investors Growth Stock IC	NA	NA	NA	NA	NA	NA
MFS Investors Trust IC	18	34	(16)	23	33	(10)
MFS New Discovery IC	9	13	(4)	16	18	(2)
MFS Research IC	15	31	(16)	20	38	(18)
MFS Total Return IC	36	50	(14)	32	63	(31)
MFS Utilities IC	10	14	(4)	13	20	(7)
MFS VIT Total Return Bond SC	149	65	84	127	90	37
MFS VIT Value SC	52	51	1	81	68	13
MFS VIT II Emerging Markets Equity SC	8	7	1	7	9	(2)
MFS VIT II International Value SC	36	51	(15)	57	29	28
MFS VIT II MA Investors Growth Stock IC	22	38	(16)	29	50	(21)
Morgan Stanley VIF, Inc. Real Estate II	8	10	(2)	7	9	(2)
Oppenheimer Capital Appreciation Fund/VA	17	40	(23)	27	38	(11)
Oppenheimer Discovery Mid Cap Growth Fund/VA	7	19	(12)	11	19	(8)
Oppenheimer Global Fund/VA	49	71	(22)	85	56	29
Oppenheimer Global Strategic Income Fund/VA	60	59	1	53	62	(9)
Oppenheimer Government Money Fund/VA	3,094	1,359	1,735	1,781	1,354	427
Oppenheimer Main Street Fund/VA	15	31	(16)	17	45	(28)
PIMCO VIT All Asset Advisor	3	4	(1)	4	8	(4)
PIMCO VIT Long-Term US Government Advisor	8	2	6	7	12	(5)
PIMCO VIT Low Duration Advisor	55	12	43	28	14	14
PIMCO VIT Real Return Advisor	173	54	119	187	49	138
PIMCO VIT Short-Term Advisor	35	17	18	37	21	16
PIMCO VIT Total Return Advisor	326	106	220	336	114	222
Royce Capital Fund Micro-Cap SC	5	21	(16)	12	5	7
Royce Capital Fund Small-Cap SC	74	32	42	98	31	67
TOPS Aggressive Growth ETF Class 2	—	—	—	NA	NA	NA
TOPS Growth ETF Class 2	37	19	18	NA	NA	NA

FSA-50

The Protective Variable Life Separate Account

Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2017 are as follows:

(in thousands)	Purchases	Sales

American Funds Asset Allocation Class 2	$913	$42
American Funds Blue Chip Income & Growth Class 2	1,078	139
American Funds Global Growth Class 2	441	115
American Funds Global Small Capitalization Class 2	133	147
American Funds Growth Class 2	1,182	136
American Funds International Class 2	273	206
American Funds New World Class 2	174	54
Calvert VP SRI Balanced	2	1
ClearBridge Variable Mid Cap Portfolio II	313	181
ClearBridge Variable Small Cap Growth II	222	49
Fidelity Contrafund Portfolio SC	3,671	1,122
Fidelity Equity Income SC	299	274
Fidelity Freedom Fund - 2015 Maturity SC	20	10
Fidelity Freedom Fund - 2020 Maturity SC	80	76
Fidelity Growth Portfolio SC	264	178
Fidelity Index 500 Portfolio SC	1,451	1,007
Fidelity Investment Grade Bonds SC	1,825	317
Fidelity Mid Cap SC	1,978	961
Franklin Flex Cap Growth VIP CL 2	212	231
Franklin Income VIP CL 2	1,504	817
Franklin Mutual Shares VIP CL 2	4,834	1,958
Franklin Rising Dividend VIP CL 2	1,946	963
Franklin Small Cap Value VIP CL 2	557	440
Franklin Small-Mid Cap Growth VIP CL 2	731	215
Franklin US Government Securities VIP CL 2	2,255	210
Templeton Developing Markets VIP CL 2	172	157
Templeton Foreign VIP CL 2	744	834
Templeton Global Bond VIP Fund CL 2	1,118	465
Templeton Growth VIP CL 2	627	1,248
Goldman Sachs Large Cap Value	2,875	957
Goldman Sachs Large Cap Value Fund SC	645	114
Goldman Sachs Mid Cap Value	234	205
Goldman Sachs Mid Cap Value SC	919	335
Goldman Sachs Small Cap Equity Insights	1,116	413
Goldman Sachs Small Cap Equity Insights SC	83	50
Goldman Sachs Strategic Growth	671	1,037
Goldman Sachs Strategic Growth SC	564	284
Goldman Sachs Strategic International Equity	205	155
Goldman Sachs Strategic International Equity SC	296	636
Goldman Sachs US Equity Insights	1,473	795
Goldman Sachs VIT Core Fixed Income SC	78	9
Goldman Sachs US Equity Insights SC	25	25
Goldman Sachs VIT Growth Opportunities SC	337	109
Invesco VI American Franchise I	537	570
Invesco VI American Value II	430	176
Invesco VI Balanced Risk Allocation II	99	72
Invesco VI Comstock I	2,990	2,520
Invesco VI Equity and Income II	1,941	893

FSA-51

The Protective Variable Life Separate Account

Notes to Financial Statements

(5) Purchases and Sales of Investments, continued

(in thousands)	Purchases	Sales

Invesco VI Global Real Estate II	$129	26
Invesco VI Government Securities II	599	287
Invesco VI Growth & Income I	3,775	2,022
Invesco VI International Growth II	897	338
Invesco VI Mid-Cap Growth II	509	206
Invesco VI Small Cap Equity II	255	74
Lord Abbett Bond Debenture VC	3,241	691
Lord Abbett Calibrated Dividend Growth VC	1,020	664
Lord Abbett Classic Stock VC	138	65
Lord Abbett Growth & Income VC	2,135	1,278
Lord Abbett Growth Opportunities VC	259	345
Lord Abbett International Opportunities VC	305	241
Lord Abbett Mid Cap Stock VC	2,260	1,210
Lord Abbett Series Fundamental Equity VC	1,434	147
MFS Growth Series IC	972	1,067
MFS Investors Trust IC	694	778
MFS New Discovery IC	264	342
MFS Research IC	929	810
MFS Total Return IC	1,573	1,118
MFS Utilities IC	465	467
MFS VIT Total Return Bond SC	1,839	332
MFS VIT Value SC	1,435	644
MFS VIT II Emerging Markets Equity SC	68	48
MFS VIT II International Value SC	421	619
MFS VIT II MA Investors Growth Stock IC	384	348
Morgan Stanley VIF, Inc. Global Real Estate II	117	129
Oppenheimer Capital Appreciation Fund/VA	1,231	1,139
Oppenheimer Discovery Mid Cap Growth Fund/VA	487	462
Oppenheimer Global Fund/VA	1,064	1,934
Oppenheimer Global Strategic Income Fund/VA	1,154	820
Oppenheimer Government Money Fund/VA	4,348	1,641
Oppenheimer Main Street Fund/VA	499	766
PIMCO VIT All Asset Advisor	45	49
PIMCO VIT Long-Term US Government Advisor	131	27
PIMCO VIT Low Duration Advisor	606	81
PIMCO VIT Real Return Advisor	1,897	193
PIMCO VIT Short-Term Advisor	364	142
PIMCO VIT Total Return Advisor	3,499	225
Royce Capital Fund Micro-Cap SC	139	305
Royce Capital Fund Small-Cap SC	1,031	186
TOPS Aggressive Growth ETF Class 2	—	—
TOPS Growth ETF Class 2	392	195

FSA-52

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights

Protective Life sells a number of variable life products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the policy owner’s account.  These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value.  As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

The following table discloses the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for each of the five years in the period ended December 31, 2017, were as follows.

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

American Funds Asset Allocation Class 2
2017	124	$12.55	$1,555	2.02%	16.23%
2016	55	10.80	598	2.08%	9.41%
2015	7	9.87	67	0.62%	0.66%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2017	180	13.14	2,368	2.33%	17.04%
2016	110	11.23	1,240	2.60%	18.70%
2015	29	9.46	273	2.46%	-2.52%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2017	54	12.84	694	0.80%	31.47%
2016	28	9.77	276	1.04%	0.62%
2015	13	9.71	126	1.17%	-0.77%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2017	113	11.44	1,289	0.44%	25.89%
2016	114	9.09	1,038	0.48%	2.10%
2015	3	8.90	28	0.00%	-11.91%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2017	205	14.08	2,891	0.58%	28.29%
2016	139	10.97	1,530	0.96%	9.49%
2015	37	10.02	369	0.74%	1.39%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2017	125	11.95	1,500	1.40%	32.14%
2016	122	9.05	1,101	2.38%	3.53%
2015	8	8.74	68	2.15%	-9.73%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A

FSA-53

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

American Funds New World Class 2
2017	22	$12.44	$270	1.12%	29.44%
2016	11	9.61	109	1.17%	5.26%
2015	3	9.13	25	0.33%	-6.20%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2017	2	30.15	64	2.02%	12.00%
2016	2	26.92	58	1.87%	7.85%
2015	2	24.96	56	0.12%	-2.19%
2014	2	25.52	59	1.50%	9.60%
2013	3	23.28	70	1.06%	18.00%
ClearBridge Variable Mid Cap Portfolio II
2017	64	26.64	1,710	0.20%	12.55%
2016	63	23.67	1,486	0.39%	9.11%
2015	51	21.70	1,097	0.06%	1.99%
2014	38	21.27	800	0.10%	7.82%
2013	27	19.73	525	0.05%	37.05%
ClearBridge Variable Small Cap Growth II
2017	34	30.21	1,039	0.00%	23.91%
2016	29	24.38	698	0.00%	5.54%
2015	29	23.10	666	0.00%	-4.59%
2014	27	24.21	665	0.00%	3.79%
2013	16	23.33	377	0.05%	46.62%
Fidelity Contrafund Portfolio SC2
2017	871	36.62	31,839	0.93%	21.76%
2016	848	30.08	25,514	0.75%	7.91%
2015	799	27.87	22,250	0.96%	0.56%
2014	776	27.72	21,513	0.88%	11.82%
2013	791	24.79	19,599	1.02%	31.14%
Fidelity Equity Income SC2
2017	100	25.75	2,580	1.62%	12.80%
2016	103	22.83	2,352	2.18%	17.90%
2015	110	19.36	2,138	3.06%	-4.09%
2014	118	20.19	2,386	2.68%	8.65%
2013	127	18.58	2,368	2.35%	28.01%
Fidelity Freedom Fund - 2015 Maturity SC2
2017	21	17.57	370	1.47%	14.93%
2016	21	15.29	326	1.44%	5.81%
2015	22	14.45	314	1.57%	-0.44%
2014	28	14.51	401	1.74%	4.63%
2013	25	13.87	352	1.79%	14.24%
Fidelity Freedom Fund - 2020 Maturity SC2
2017	39	17.75	698	1.45%	16.47%
2016	41	15.24	623	1.47%	6.04%
2015	41	14.38	591	1.76%	-0.37%
2014	43	14.43	625	1.70%	4.66%
2013	41	13.79	565	1.78%	15.95%

FSA-54

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Fidelity Growth Portfolio SC2
2017	94	$23.72	$2,230	0.13%	35.00%
2016	97	17.57	1,697	0.00%	0.71%
2015	102	17.45	1,788	0.16%	7.05%
2014	106	16.30	1,723	0.09%	11.19%
2013	108	14.66	1,586	0.19%	36.20%
Fidelity Index 500 Portfolio SC2
2017	634	27.41	17,327	1.76%	21.59%
2016	629	22.54	14,178	1.60%	11.75%
2015	470	20.17	9,466	1.95%	1.24%
2014	431	19.93	8,560	1.77%	13.46%
2013	373	17.56	6,546	1.99%	32.11%
Fidelity Investment Grade Bonds SC2
2017	513	17.73	9,081	2.38%	4.16%
2016	441	17.02	7,502	2.96%	4.63%
2015	246	16.27	3,996	2.83%	-0.71%
2014	181	16.39	2,970	2.35%	5.75%
2013	167	15.50	2,581	2.41%	-1.89%
Fidelity Mid Cap SC2
2017	437	40.89	17,855	0.63%	20.70%
2016	431	33.88	14,618	0.45%	12.11%
2015	388	30.22	11,717	0.44%	-1.50%
2014	338	30.68	10,379	0.18%	6.20%
2013	298	28.89	8,615	0.46%	36.06%
Franklin Flex Cap Growth VIP CL 2
2017	172	22.47	3,864	0.00%	26.94%
2016	173	17.70	3,061	0.00%	-2.89%
2015	166	18.23	3,034	0.00%	4.37%
2014	167	17.46	2,925	0.00%	6.11%
2013	143	16.46	2,351	0.00%	37.48%
Franklin Income VIP CL 2
2017	906	20.30	18,390	4.09%	9.67%
2016	908	18.51	16,802	4.84%	14.02%
2015	947	16.23	15,369	4.73%	-7.05%
2014	950	17.47	16,592	4.98%	4.62%
2013	934	16.69	15,588	6.23%	13.94%
Franklin Mutual Shares VIP CL 2
2017	2,174	18.94	41,137	2.27%	8.35%
2016	2,155	17.49	37,668	2.00%	16.06%
2015	2,059	15.07	31,022	3.22%	-4.94%
2014	1,887	15.85	29,900	2.06%	7.12%
2013	1,790	14.79	26,465	2.14%	28.26%
Franklin Rising Dividend VIP CL 2
2017	742	25.08	18,615	1.51%	20.56%
2016	737	20.81	15,339	1.37%	16.04%
2015	747	17.93	13,398	1.43%	-3.65%
2014	738	18.61	13,722	1.32%	8.72%
2013	666	17.12	11,403	1.54%	29.69%

FSA-55

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Franklin Small Cap Value VIP CL 2
2017	116	$27.26	$3,162	0.50%	10.65%
2016	120	24.64	2,966	0.79%	30.19%
2015	117	18.92	2,217	0.64%	-7.39%
2014	109	20.43	2,230	0.61%	0.57%
2013	92	20.32	1,863	1.31%	36.24%
Franklin Small-Mid Cap Growth VIP CL 2
2017	173	22.67	3,913	0.00%	21.40%
2016	164	18.68	3,061	0.00%	4.17%
2015	175	17.93	3,145	0.00%	-2.66%
2014	186	18.42	3,424	0.00%	7.47%
2013	180	17.14	3,077	0.00%	38.15%
Franklin US Government Securities VIP CL 2
2017	900	13.72	12,345	2.59%	1.34%
2016	772	13.54	10,444	2.48%	0.66%
2015	680	13.45	9,149	2.51%	0.47%
2014	564	13.39	7,557	2.59%	3.38%
2013	436	12.95	5,641	2.73%	-2.24%
Templeton Developing Markets VIP CL 2
2017	93	12.04	1,119	1.01%	40.41%
2016	92	8.58	787	0.44%	17.44%
2015	30	7.30	223	2.05%	-19.60%
2014	22	9.08	203	1.46%	-8.39%
2013	7	9.92	74	2.05%	-0.92%
Templeton Foreign VIP CL 2
2017	610	15.71	9,585	2.66%	16.69%
2016	632	13.46	8,509	1.90%	7.18%
2015	609	12.56	7,651	3.45%	-6.49%
2014	576	13.43	7,740	1.85%	-11.13%
2013	535	15.11	8,089	2.34%	22.97%
Templeton Global Bond VIP Fund CL 2
2017	595	18.42	10,921	0.00%	1.93%
2016	562	18.07	10,124	0.00%	2.94%
2015	473	17.55	8,307	8.12%	-4.30%
2014	433	18.34	7,939	5.02%	1.83%
2013	362	18.01	6,516	4.75%	1.63%
Templeton Growth VIP CL 2
2017	968	16.69	16,160	1.63%	18.50%
2016	1,025	14.08	14,423	1.96%	9.62%
2015	1,016	12.85	13,047	2.67%	-6.49%
2014	979	13.74	13,449	1.34%	-2.81%
2013	926	14.14	13,083	2.65%	30.82%
Goldman Sachs Large Cap Value
2016	367	37.99	13,866	1.68%	9.85%
2016	387	34.58	13,367	2.10%	11.58%
2015	419	30.99	12,984	1.43%	-4.41%
2014	443	32.42	14,320	1.41%	12.94%
2013	474	28.71	13,579	1.23%	33.23%

FSA-56

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Goldman Sachs Large Cap Value Fund SC
2017	166	$17.47	$2,901	1.43%	9.56%
2016	167	15.95	2,655	1.91%	11.28%
2015	165	14.33	2,365	1.21%	-4.58%
2014	166	15.02	2,486	1.14%	12.61%
2013	169	13.34	2,250	0.96%	32.93%
Goldman Sachs Mid Cap Value
2017	83	32.90	2,704	0.74%	11.07%
2016	87	29.62	2,577	1.31%	13.53%
2015	96	26.09	2,504	0.39%	-9.24%
2014	107	28.75	3,087	1.00%	13.57%
2013	117	25.31	2,966	0.85%	32.89%
Goldman Sachs Mid Cap Value SC
2017	210	21.02	4,419	0.52%	10.85%
2016	194	18.97	3,676	1.30%	13.28%
2015	144	16.74	2,417	0.15%	-9.52%
2014	82	18.51	1,520	0.87%	13.29%
2013	67	16.34	1,089	0.73%	32.56%
Goldman Sachs Small Cap Equity Insights
2017	129	65.28	8,389	0.55%	11.57%
2016	134	58.51	7,803	1.13%	23.20%
2015	142	47.49	6,708	0.29%	-2.13%
2014	154	48.52	7,459	0.79%	6.93%
2013	158	45.38	7,170	1.00%	35.62%
Goldman Sachs Small Cap Equity Insights SC
2017	19	26.14	494	0.30%	11.22%
2016	20	23.51	467	0.90%	22.99%
2015	20	19.11	386	0.03%	-2.49%
2014	22	19.60	422	0.54%	6.69%
2013	22	18.37	395	0.75%	35.38%
Goldman Sachs Strategic Growth
2017	205	59.43	12,159	0.53%	30.66%
2016	222	45.48	10,091	0.60%	1.98%
2015	243	44.60	10,824	0.35%	3.40%
2014	264	43.13	11,351	0.38%	13.64%
2013	285	37.95	10,766	0.41%	32.42%
Goldman Sachs Strategic Growth SC
2017	183	24.90	4,562	0.28%	30.36%
2016	179	19.10	3,421	0.42%	1.69%
2015	161	18.79	3,030	0.12%	3.14%
2014	136	18.21	2,469	0.13%	13.38%
2013	127	16.06	2,046	0.17%	32.00%
Goldman Sachs Strategic International Equity
2017	289	24.91	7,166	1.94%	26.60%
2016	309	19.68	6,062	2.01%	-2.73%
2015	328	20.23	6,625	1.77%	1.05%
2014	339	20.02	6,777	3.66%	-7.54%
2013	351	21.65	7,577	1.88%	24.20%

FSA-57

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Goldman Sachs Strategic International Equity SC
2017	180	$12.55	$2,253	1.74%	26.21%
2016	178	9.94	1,768	1.91%	-2.87%
2015	155	10.23	1,590	1.59%	0.77%
2014	139	10.16	1,411	3.62%	-7.70%
2013	123	11.00	1,353	1.68%	23.73%
Goldman Sachs US Equity Insights
2017	211	54.13	11,330	1.41%	24.07%
2016	224	43.63	9,703	1.26%	10.73%
2015	245	39.40	9,624	1.32%	-0.20%
2014	276	39.48	10,823	1.41%	16.37%
2013	300	33.93	10,147	1.14%	37.52%
Goldman Sachs US Equity Insights SC
2017	8	24.19	182	1.16%	23.80%
2016	8	19.54	166	1.12%	10.47%
2015	8	17.69	147	1.13%	-0.41%
2014	8	17.76	149	1.20%	16.18%
2013	9	15.29	133	0.93%	37.23%
Goldman Sachs VIT Core Fixed Income SC
2017	19	10.62	202	2.55%	3.14%
2016	13	10.30	131	1.15%	2.70%
2015	1	10.03	15	0.40%	0.48%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2017	77	26.77	2,064	0.00%	26.92%
2016	76	21.09	1,598	0.00%	1.42%
2015	73	20.80	1,526	0.00%	-5.20%
2014	70	21.94	1,531	0.00%	11.10%
2013	69	19.75	1,369	0.00%	32.20%
Invesco VI American Franchise I
2017	402	13.58	5,460	0.08%	27.34%
2016	438	10.67	4,665	0.00%	2.27%
2015	464	10.43	4,842	0.00%	5.01%
2014	507	9.93	5,040	0.04%	8.44%
2013	529	9.16	4,841	0.44%	40.14%
Invesco VI American Value II
2017	137	25.31	3,469	0.61%	9.68%
2016	129	23.07	2,969	0.12%	15.22%
2015	117	20.03	2,345	0.01%	-9.36%
2014	95	22.09	2,106	0.23%	9.48%
2013	55	20.18	1,111	0.73%	33.93%
Invesco VI Balanced Risk Allocation II
2017	27	17.19	459	3.74%	9.83%
2016	28	15.65	432	0.21%	11.52%
2015	25	14.04	345	3.69%	-4.40%
2014	29	14.68	423	0.00%	5.71%
2013	23	13.89	318	1.51%	1.42%

FSA-58

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Invesco VI Comstock I
2017	1,009	$41.28	41,430	2.15%	17.85%
2016	1,063	35.03	37,222	1.52%	17.30%
2015	1,111	29.86	33,179	1.97%	-5.98%
2014	1,158	31.76	36,756	1.35%	9.39%
2013	1,183	29.04	34,291	1.67%	35.97%
Invesco VI Equity and Income II
2017	823	32.36	26,508	1.47%	10.78%
2016	816	29.21	23,821	1.62%	14.84%
2015	813	25.44	20,666	2.40%	-2.58%
2014	781	26.11	20,395	1.60%	8.77%
2013	768	24.01	18,425	1.51%	24.89%
Invesco VI Global Real Estate II
2017	46	15.02	688	3.19%	12.73%
2016	41	13.32	542	1.45%	1.82%
2015	37	13.08	481	3.61%	-1.74%
2014	32	13.31	424	1.67%	14.34%
2013	17	11.64	194	5.78%	2.44%
Invesco VI Government Securities II
2017	429	11.43	4,901	1.93%	1.72%
2016	409	11.24	4,601	1.78%	1.00%
2015	423	11.13	4,694	2.00%	0.06%
2014	428	11.12	4,746	2.94%	3.88%
2013	419	10.71	4,473	3.34%	-2.85%
Invesco VI Growth & Income I
2017	1,139	36.47	41,426	1.53%	14.32%
2016	1,154	31.91	36,803	1.11%	19.69%
2015	1,120	26.66	29,817	3.00%	-3.06%
2014	1,053	27.50	28,897	1.82%	10.28%
2013	1,049	24.94	25,995	1.51%	24.89%
Invesco VI International Growth II
2017	535	14.31	7,657	1.29%	22.73%
2016	499	11.66	5,819	1.22%	-0.70%
2015	430	11.74	5,049	1.43%	-2.62%
2014	334	12.06	4,024	1.59%	0.09%
2013	198	12.05	2,385	1.30%	18.72%
Invesco VI Mid-Cap Growth II
2017	289	13.45	3,886	0.00%	22.14%
2016	283	11.01	3,100	0.00%	0.57%
2015	274	10.95	2,998	0.00%	1.04%
2014	280	10.84	3,039	0.00%	7.69%
2013	273	10.06	2,744	0.23%	36.60%
Invesco VI Small Cap Equity II
2017	96	16.98	1,625	0.00%	13.73%
2016	89	14.93	1,324	0.00%	11.84%
2015	76	13.35	1,011	0.00%	-5.74%
2014	61	14.16	857	0.00%	2.09%
2013	25	13.87	345	0.00%	37.08%

FSA-59

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Lord Abbett Bond Debenture VC
2017	819	$31.03	$25,288	4.37%	9.21%
2016	777	28.41	22,047	4.79%	12.13%
2015	726	25.34	18,378	4.37%	-1.53%
2014	654	25.73	16,824	4.89%	4.35%
2013	633	24.66	15,465	5.14%	8.17%
Lord Abbett Calibrated Dividend Growth VC
2017	287	39.72	11,366	1.71%	19.12%
2016	300	33.35	9,998	1.66%	15.10%
2015	326	28.97	9,407	1.78%	-2.13%
2014	345	29.60	10,213	1.72%	11.54%
2013	367	26.54	9,706	1.66%	27.93%
Lord Abbett Classic Stock VC
2017	48	20.50	984	0.85%	16.84%
2016	49	17.55	854	1.04%	12.44%
2015	48	15.60	752	0.83%	-0.90%
2014	45	15.75	704	0.76%	9.14%
2013	41	14.43	597	1.05%	29.85%
Lord Abbett Growth & Income VC
2017	671	26.68	17,699	1.33%	13.38%
2016	714	23.53	16,742	1.46%	17.11%
2015	778	20.09	15,625	1.18%	-2.86%
2014	859	20.68	17,740	0.70%	7.65%
2013	928	19.21	17,712	0.57%	35.90%
Lord Abbett Growth Opportunities VC
2017	105	38.38	4,000	0.00%	22.91%
2016	111	31.23	3,460	0.00%	1.23%
2015	115	30.85	3,542	0.00%	2.72%
2014	119	30.03	3,585	0.00%	6.07%
2013	126	28.31	2,564	0.00%	37.08%
Lord Abbett International Opportunities VC
2017	88	18.72	1,649	1.17%	39.21%
2016	92	13.45	1,238	0.97%	-4.28%
2015	90	14.05	1,260	0.85%	11.10%
2014	91	12.64	1,153	1.43%	-5.76%
2013	80	13.42	1,074	2.00%	31.70%
Lord Abbett Mid Cap Stock VC
2017	587	29.57	17,272	0.61%	6.83%
2016	613	27.68	16,959	0.50%	16.39%
2015	643	23.78	15,281	0.58%	-3.79%
2014	692	24.71	17,084	0.45%	11.53%
2013	728	22.16	16,015	0.42%	30.32%
Lord Abbett Series Fundamental Equity VC
2017	292	24.18	7,049	1.12%	12.57%
2016	261	21.48	5,595	1.29%	15.74%
2015	213	18.56	3,952	1.44%	-3.44%
2014	131	19.22	2,521	0.52%	7.14%
2013	102	17.94	1,833	0.28%	35.76%

FSA-60

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

MFS Growth Series IC
2017	260	$50.70	$13,201	0.11%	31.40%
2016	273	38.58	10,518	0.04%	2.44%
2015	270	37.66	10,170	0.16%	7.56%
2014	271	35.02	9,491	0.11%	8.94%
2013	245	32.14	7,877	0.24%	36.85%
MFS Investors Trust IC
2017	286	39.19	11,130	0.73%	23.35%
2016	302	31.77	9,565	0.84%	8.59%
2015	312	29.26	9,119	0.95%	0.22%
2014	304	29.20	8,856	0.96%	11.01%
2013	280	26.30	7,353	1.11%	32.05%
MFS New Discovery IC
2017	133	50.79	6,742	0.00%	26.65%
2016	137	40.10	5,483	0.00%	9.05%
2015	139	36.77	5,101	0.00%	-1.89%
2014	126	37.48	4,725	0.00%	-7.26%
2013	122	40.41	4,933	0.00%	41.52%
MFS Research IC
2017	237	41.19	9,728	1.37%	23.37%
2016	253	33.39	8,446	0.77%	8.74%
2015	271	30.71	8,335	0.74%	0.80%
2014	284	30.46	8,646	0.84%	10.20%
2013	291	27.64	8,034	0.33%	32.28%
MFS Total Return IC
2017	497	40.02	19,778	2.37%	12.30%
2016	510	35.64	18,152	2.89%	9.09%
2015	541	32.67	17,653	2.60%	-0.37%
2014	576	32.79	18,846	1.87%	8.50%
2013	589	30.22	17,666	1.79%	19.05%
MFS Utilities IC
2017	101	48.77	4,901	4.40%	14.83%
2016	105	42.47	4,425	3.97%	11.47%
2015	112	38.10	4,258	4.30%	-14.52%
2014	118	44.57	5,250	2.09%	12.73%
2013	117	39.53	4,626	2.38%	20.52%
MFS VIT Total Return Bond SC
2017	920	13.81	12,706	3.19%	4.18%
2016	837	13.25	11,086	3.33%	4.01%
2015	801	12.74	10,201	3.43%	-0.58%
2014	689	12.81	8,825	2.94%	5.62%
2013	395	12.13	4,790	1.23%	-1.29%

FSA-61

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

MFS VIT Value SC
2017	550	$26.53	$14,596	1.75%	17.35%
2016	550	22.61	12,420	1.88%	13.78%
2015	537	19.87	10,672	2.27%	-0.93%
2014	444	20.06	8,917	1.40%	10.20%
2013	351	18.20	6,384	1.06%	35.59%
MFS VIT II Emerging Markets Equity SC
2017	51	11.65	592	0.93%	37.66%
2016	49	8.46	414	0.37%	9.04%
2015	51	7.76	395	0.69%	-13.08%
2014	40	8.93	357	0.47%	-6.99%
2013	22	9.60	208	2.03%	-5.40%
MFS VIT II International Value SC
2017	300	19.21	5,769	1.31%	26.82%
2016	315	15.15	4,766	1.18%	3.84%
2015	287	14.59	4,183	1.90%	6.32%
2014	251	13.72	3,437	2.05%	1.13%
2013	104	13.57	1,413	1.66%	27.63%
MFS VIT II MA Investors Growth Stock IC
2017	330	13.57	4,483	0.66%	28.42%
2016	347	10.57	3,669	0.61%	6.08%
2015	368	9.96	3,670	1.02%	-2.39%
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
Morgan Stanley VIF, Inc. Global Real Estate II (a)
2017	40	15.45	621	1.41%	9.71%
2016	42	14.09	593	1.41%	3.12%
2015	43	13.66	593	2.51%	-1.42%
2014	44	13.86	609	0.75%	13.85%
2013	47	12.17	569	3.62%	2.63%
Oppenheimer Capital Appreciation Fund/VA
2017	272	42.97	11,709	0.24%	26.83%
2016	296	33.88	10,025	0.39%	-2.20%
2015	308	34.64	10,656	0.09%	3.54%
2014	328	33.46	10,961	0.45%	15.41%
2013	358	28.99	10,365	0.98%	29.74%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	118	38.10	4,488	0.03%	28.79%
2016	130	29.58	3,793	0.00%	2.33%
2015	138	28.91	3,982	0.00%	6.61%
2014	149	27.12	4,035	0.00%	5.78%
2013	159	25.64	4,065	0.01%	35.98%
Oppenheimer Global Fund/VA
2017	479	53.63	25,673	0.95%	36.66%
2016	501	39.24	19,634	1.01%	0.08%
2015	472	39.21	18,524	1.36%	3.94%
2014	458	37.72	17,266	1.10%	2.29%
2013	458	36.87	16,885	1.38%	27.31%

FSA-62

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

Oppenheimer Global Strategic Income Fund/VA
2017	449	$30.18	$13,461	2.36%	6.27%
2016	448	28.40	12,706	5.01%	6.53%
2015	457	26.66	12,160	6.00%	-2.26%
2014	445	27.27	12,108	4.25%	2.84%
2013	448	26.52	11,876	4.97%	-0.13%
Oppenheimer Government Money Fund/VA
2017	7,028	1.58	11,099	0.40%	0.39%
2016	5,332	1.57	8,389	0.01%	0.00%
2015	4,905	1.57	7,717	0.01%	0.00%
2014	4,511	1.57	7,087	0.01%	0.00%
2013	4,415	1.57	6,945	0.01%	0.01%
Oppenheimer Main Street Fund/VA
2017	274	37.56	10,215	1.25%	16.91%
2016	290	32.13	9,319	1.10%	11.62%
2015	318	28.78	9,136	0.94%	3.33%
2014	333	27.86	9,223	0.83%	10.70%
2013	359	25.16	9,023	1.09%	31.77%
PIMCO VIT All Asset Advisor
2017	12	12.65	152	4.35%	13.38%
2016	13	11.16	144	2.36%	12.90%
2015	17	9.89	163	3.36%	-9.19%
2014	16	10.89	170	5.82%	0.46%
2013	10	10.84	108	6.87%	0.11%
PIMCO VIT Long-Term US Government Advisor
2017	25	16.30	415	1.88%	8.85%
2016	19	14.97	290	2.26%	0.58%
2015	24	14.89	356	2.14%	-1.49%
2014	10	15.11	156	2.14%	23.89%
2013	16	12.20	196	2.27%	-13.04%
PIMCO VIT Low Duration Advisor
2017	170	11.73	1,993	1.15%	1.25%
2016	127	11.59	1,468	1.41%	1.30%
2015	113	11.44	1,296	3.68%	0.21%
2014	87	11.41	989	1.05%	0.75%
2013	75	11.33	848	1.30%	-0.23%
PIMCO VIT Real Return Advisor
2017	598	13.13	7,848	2.28%	3.55%
2016	478	12.68	6,064	2.22%	5.09%
2015	341	12.06	4,105	5.27%	-2.80%
2014	183	12.41	2,277	1.28%	2.99%
2013	148	12.05	1,780	1.95%	-9.31%
PIMCO VIT Short-Term Advisor
2017	104	11.28	1,170	1.63%	2.30%
2016	85	11.03	941	1.59%	2.27%
2015	69	10.78	740	0.91%	1.01%
2014	47	10.67	506	0.61%	0.61%
2013	36	10.61	377	0.65%	0.47%

FSA-63

The Protective Variable Life Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31			For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio*	Total Return **

PIMCO VIT Total Return Advisor
2017	1,486	$13.51	$20,081	1.94%	4.81%
2016	1,266	12.89	16,319	1.97%	2.58%
2015	1,044	12.57	13,122	5.25%	0.35%
2014	807	12.53	10,110	2.16%	4.17%
2013	663	12.02	7,972	2.14%	-2.06%
Royce Capital Fund Micro-Cap SC
2017	40	16.56	656	0.46%	5.02%
2016	55	15.77	868	0.56%	19.37%
2015	48	13.21	634	0.00%	-12.61%
2014	47	15.12	706	0.00%	-3.84%
2013	38	15.72	596	0.41%	20.65%
Royce Capital Fund Small-Cap SC
2017	298	20.73	6,180	0.85%	5.10%
2016	256	19.73	5,053	1.85%	20.53%
2015	190	16.37	3,105	0.49%	-11.97%
2014	108	18.59	2,010	0.00%	2.92%
2013	89	18.06	1,616	1.16%	34.44%
TOPS Aggressive Growth ETF Class 2 (b)
2017	—	11.09	—	0.00%	9.53%
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A
TOPS Growth ETF Class 2 (c)
2017	19	10.96	206	0.00%	8.41%
2016	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A

*  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude expenses such as mortality and expense charges.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners’ accounts and are included in the Statement of Changes in Net Assets.  Total returns for periods of less than one year are not annualized.

(a) Effective May 1, 2017, name changed from UIF Global Real Estate II.

(b) For the period October 25, 2017 (commencement of operations) to December 31, 2017

(c)  For the period September 12, 2017 (commencement of operations) to December 31, 2017

FSA-64

The Protective Variable Life Separate Account

Notes to Financial Statements

(7) Expenses

The following is a summary of separate account expense charges which are assessed as a redemption of units for all policies contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.

0.000% - 0.075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit.  The fee is assessed on the Monthly Anniversary Day.  The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge.  The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.

$.01-$333.33 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.

Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee.  The charge is assessed through the redemption of units and is based upon the policy value.

0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy.  The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium.  The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.

$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month

Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.

$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

FSA-65

The Protective Variable Life Separate Account

Notes to Financial Statements

(7) Expenses, continued

Expense Type	Range

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.

$0.00 - $3.28 per thousand per month

Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

(8) Related Party Transactions

Policy owners’ net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms.  These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges.  These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners.  Such policy owners may obtain loans using the Policy as the only security for the loan.  Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended.  Loans outstanding were approximately $23.4 million at December 31, 2017.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2017, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-66

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), Shareowner’s equity and cash flows for the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015, including the related notes and financial statement schedules listed in the accompanying index on page FSA-1 (collectively referred to as the “consolidated financial statements”).  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Basis of Accounting

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited.  The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 21, 2018

We have served as the Company’s auditor since 1974.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 present fairly, in all material respects, the results of operations and cash flows of Protective Life Insurance Company and its subsidiaries (the “Predecessor Company”) for the period from January 1, 2015 to January 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 listed in the accompanying index on page FSA-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,456,362	$3,389,419	$2,992,822	$260,582
Reinsurance ceded	(1,367,096)	(1,330,723)	(1,174,871)	(91,632)
Net of reinsurance ceded	2,089,266	2,058,696	1,817,951	168,950
Net investment income	1,923,056	1,823,463	1,532,796	164,605
Realized investment gains (losses):
Derivative financial instruments	(137,041)	49,790	58,436	22,031
All other investments	121,087	90,630	(166,935)	81,153
Other-than-temporary impairment losses	(1,332)	(32,075)	(28,659)	(636)
Portion recognized in other comprehensive income (before taxes)	(7,780)	14,327	1,666	155
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Other income	325,411	288,878	271,787	23,388
Total revenues	4,312,667	4,293,709	3,487,042	459,646
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2017 - $1,235,227; 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830)	2,955,005	2,876,726	2,535,388	266,575
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Other operating expenses, net of reinsurance ceded: (Successor 2017 - $226,578; 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700)	814,211	744,004	602,402	55,407
Total benefits and expenses	3,848,659	3,771,028	3,232,854	326,799
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense
Current	36,565	(38,663)	46,722	(47,384)
Deferred	(754,974)	208,736	27,769	91,709
Total income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net income	$1,182,417	$352,608	$179,697	$88,522
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $329,307; 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616)	699,097	606,848	(1,263,367)	482,143
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2017 - $(397); 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244))	(944)	(9,442)	17,369	(4,166)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $3,858; 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131))	7,153	(6,782)	(393)	(243)
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2017 - $(303); 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5)	(563)	688	(86)	9
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2017 - $243; 2016 - $21; 2015 - $45); (Predecessor 2015 - $13)	451	39	86	23
Total other comprehensive income (loss)	705,194	591,351	(1,246,391)	477,766
Total comprehensive income (loss)	$1,887,611	$943,959	$(1,066,694)	$566,288

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2017 - $40,952,535; 2016 - $39,645,111)	$40,971,486	$37,996,577
Fixed maturities, at amortized cost (fair value: Successor 2017 - $2,776,327; 2016 - $2,733,340)	2,718,904	2,770,177
Equity securities, at fair value (cost: Successor 2017 - $701,951; 2016 - $729,951)	715,498	716,017
Mortgage loans (related to securitizations: Successor 2017 - $226,409; 2016 - $277,964)	6,817,723	6,132,125
Investment real estate, net of accumulated depreciation (Successor 2017 - $132; 2016 - $252)	8,355	8,060
Policy loans	1,615,615	1,650,240
Other long-term investments	940,047	856,410
Short-term investments	527,144	315,834
Total investments	54,314,772	50,445,440
Cash	178,855	214,439
Accrued investment income	489,979	480,689
Accounts and premiums receivable	152,086	132,826
Reinsurance receivables	4,800,891	5,070,185
Deferred policy acquisition costs and value of business acquired	2,205,401	2,024,524
Goodwill	793,470	793,470
Other intangibles, net of accumulated amortization (Successor 2017 - $140,232; 2016 - $79,183)	662,916	687,348
Property and equipment, net of accumulated depreciation (Successor 2017 - $21,305; 2016 - $16,573)	109,711	103,706
Other assets	337,395	275,965
Income tax receivable	76,986	96,363
Assets related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total assets	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,956,792	$30,510,242
Unearned premiums	751,130	761,937
Total policy liabilities and accruals	31,707,922	31,272,179
Stable value product account balances	4,698,371	3,501,636
Annuity account balances	10,921,190	10,642,115
Other policyholders’ funds	1,267,198	1,165,749
Other liabilities	1,859,254	1,436,091
Deferred income taxes	1,371,989	1,790,961
Debt	1,682	—
Non-recourse funding obligations	2,952,822	2,973,829
Secured financing liabilities	1,017,749	802,721
Liabilities related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total liabilities	70,789,450	67,725,458
Commitments and contingencies - Note 15
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2017 and 2016 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,378,496	7,422,407
Retained earnings (deficit)	916,971	(32,695)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $6,138; 2016 - $(349,242))	23,091	(648,592)
Net unrealized losses relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $(6); 2016 - $(3,864))	(22)	(7,175)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2017 - $198; 2016 - $391)	747	727
Total shareowner’s equity	8,324,285	6,739,674
Total liabilities and shareowner’s equity	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

Predecessor Company	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

Successor Company	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674
Net income for 2017				1,182,417		1,182,417
Other comprehensive income					705,194	705,194
Comprehensive income for 2017						1,887,611
Cumulative effect adjustments				26,338	(26,338)	—
Dividends paid to the parent company				(259,089)		(259,089)
Return of capital			(43,911)			(43,911)
Balance, December 31, 2017	$2	$5,000	$7,378,496	$916,971	$23,816	$8,324,285

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from operating activities
Net income	$1,182,417	$352,608	$179,697	$88,522
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	25,066	(122,672)	135,492	(102,703)
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Capitalization of deferred policy acquisition costs	(335,603)	(330,302)	(300,190)	(22,799)
Depreciation and amortization expense	61,740	36,942	45,829	796
Deferred income tax	(754,974)	208,736	27,769	91,709
Accrued income tax	19,377	(168,786)	126,701	(48,469)
Interest credited to universal life and investment products	692,993	699,227	682,836	79,088
Policy fees assessed on universal life and investment products	(1,354,685)	(1,262,166)	(1,056,092)	(90,288)
Change in reinsurance receivables	269,294	246,768	231,081	(98,148)
Change in accrued investment income and other receivables	(19,148)	(58,493)	25,259	(1,285)
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(331,880)	(222,438)	(176,920)	176,119
Trading securities:
Maturities and principal reductions of investments	165,575	154,633	114,501	17,946
Sale of investments	281,441	459,802	135,465	26,422
Cost of investments acquired	(355,410)	(532,429)	(220,094)	(27,289)
Other net change in trading securities	9,151	22,427	73,376	(26,901)
Amortization of premiums and accretion of discounts on investments and mortgage loans	319,264	374,726	373,362	3,420
Change in other liabilities	265,595	182,973	6,336	211,031
Other, net	(45,961)	(18,093)	(46,128)	(133,928)
Net cash provided by operating activities	173,695	173,761	453,344	148,060

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	695,349	1,299,324	1,052,198	59,028
Sale of investments, available-for-sale	1,801,173	1,952,696	1,334,251	200,716
Cost of investments acquired, available-for-sale	(4,013,245)	(4,858,159)	(3,496,997)	(150,030)
Change in investments, held-to-maturity	47,000	(2,181,000)	(65,000)	—
Mortgage loans:
New lendings	(1,671,929)	(1,396,283)	(1,466,020)	(100,530)
Repayments	923,347	863,873	1,306,034	45,741
Change in investment real estate, net	(104)	2,851	(3,662)	7
Change in policy loans, net	34,625	49,268	52,364	6,365
Change in other long-term investments, net	(91,934)	(251,987)	(73,948)	(25,372)
Change in short-term investments, net	(207,722)	(61,094)	(11,271)	(39,312)
Net unsettled security transactions	(19,023)	28,853	(64,615)	37,510
Purchase of property and equipment	(33,718)	(2,863)	(6,823)	(648)
Cash received from or paid for acquisitions, net of cash acquired	—	320,967	—	—
Net cash (used in) provided by investing activities	(2,536,181)	(4,233,554)	(1,443,489)	33,475
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	(16,070)	2,169,700	65,000	—
Secured financing liabilities	220,028	359,536	388,185	—
Capital contributions from PLC	—	—	—	—
Dividends/Return of capital to the parent company	(303,000)	(540,000)	(255,042)	—
Investment product and universal life deposits	4,683,121	4,393,596	3,064,373	169,233
Investment product and universal life withdrawals	(2,256,981)	(2,320,958)	(2,438,916)	(240,147)
Other financing activities, net	(196)	—	—	(4)
Net cash provided by (used in) financing activities	2,326,902	4,061,874	823,600	(70,918)
Change in cash	(35,584)	2,081	(166,545)	110,617
Cash at beginning of period	214,439	212,358	378,903	268,286
Cash at end of period	$178,855	$214,439	$212,358	$378,903

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.                                      BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha  organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 22,  Statutory Reporting Practices and Other Regulatory Matters ).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-

binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $132.7 million as of December 31, 2017 (Successor Company) and $79.2 million as of December 31, 2016 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.8%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2017	2016	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$402,975	$428,499	14-22
Trade names	85,340	92,049	13-17
Technology	107,343	121,253	7-14
Other	35,258	13,547
Total intangible assets subject to amortization	630,916	655,348

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$662,916	$687,348

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2018	$55,932
2019	52,819
2020	49,818
2021	48,026
2022	35,329

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Home office building	$68,123	$67,279
Data processing equipment	24,102	21,749
Other, principally furniture and equipment	13,871	6,331
Total property and equipment subject to depreciation	106,096	95,359
Accumulated depreciation	(21,305)	(16,573)
Land	24,920	24,920
Total property and equipment	$109,711	$103,706

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company had $3,337.9 million and $1,872.5 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2017 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2018	$888.0
2019 - 2020	2,479.5
2021 - 2022	1,201.0
Thereafter	124.8

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the statement of other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 7, Derivative Financial Instruments .

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB adjusted table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2017 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $15.5 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company ‘s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the “Tax Reform Act”). Further information on the tax impacts of the Tax Reform Act is included in Note 19,  Income Taxes .

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of accumulated other comprehensive income (loss) (“AOCI”) are presented net of tax, and it is the Company’s policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 19,  Income Taxes,  for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 5,  Investment Operations,  to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Future policy benefit liabilities for the year indicated are as follows:

	Successor Company
	As of December 31,		As of December 31,
	2017	2016	2017	2016
	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,972,938	$29,574,479	$3,885,546	$4,178,794
Unpaid life claim liabilities	595,188	517,257	362,833	323,699
Life and annuity future policy benefits	30,568,126	30,091,736	4,248,379	4,502,493
Other policy benefits reserves	157,101	170,519	92,330	103,746
Other policy benefits unpaid claim liabilities	231,565	247,987	185,366	200,107
Future policy benefits and claims and associated reinsurance receivable	$30,956,792	$30,510,242	$4,526,075	$4,806,346
Unearned premiums	751,130	761,937	274,816	263,839
Total policy liabilities and accruals and associated reinsurance receivable	$31,707,922	$31,272,179	$4,800,891	$5,070,185

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2017 (Successor Company), range from approximately 2.75% to 4.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances.

Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.5% to 11.3% in 2017.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 -  Derivatives and Hedging  which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in  Benefit and settlement expenses  with the liability being recorded in  Annuity account balances . For more information regarding the determination of fair value of annuity account balances please refer to Note 6,  Fair Value of Financial Instruments .  Premiums and policy fees  for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 -  Derivatives and Hedging . The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 6,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services—Insurance  and is recorded in  Annuity account balances  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging . The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -  Financial Services - Insurance  and is recorded in  Future policy benefits and claims  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2017 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2017 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $26.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements.  Premiums and policy fees  as well as  Benefits and settlement expenses  include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as  Reinsurance receivables  on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) 2018-02: Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  This Update addresses an accounting issue in which previously recorded tax effects are stranded in accumulated other comprehensive income as a result of the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Reform Act”). The Update allows reclassification from accumulated other comprehensive income to retained earnings of such stranded tax effects. The amount of the reclassification is equal to the difference between the historical corporate income tax rate and the newly enacted corporate income tax rate. The Update is effective for annual and interim periods beginning after December 15, 2018, and early adoption is permitted. The Company elected to adopt the amendments in this Update on a retrospective basis, upon issuance, and recorded an entry as of December 31, 2017 to reclassify stranded tax effects from accumulated other comprehensive income to retained earnings in the amount of $26.3 million.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by remeasuring to fair value the assets and liabilities of a reporting unit as if that reporting unit had been acquired in a business combination. The Company elected to adopt the amendments in the Update in the first quarter of 2017, and applied the revised guidance to impairment tests conducted after January 1, 2017. Application of the revised guidance did not impact the Company’s financial position or results of operations. For more details regarding the Company’s goodwill assessment process, please refer to Note 11,  Goodwill .

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update have not been provided, as the short-duration lines of business to which they apply are not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date , to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. The Company will adopt this Update using the modified retrospective approach via a cumulative effect adjustment to retained earnings as of January 1, 2018. The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, will impact certain revenues associated with the Company’s Asset Protection products. Specifically, the Company will revise its pattern of recognition of administrative fees associated with certain vehicle service and GAP products. Previously, these fees were recognized based on the work effort involved in satisfying the Company’s contract obligations. In consideration of the amendments in ASU 2014-09, the Company will recognize these fees based on expected claim patterns. The cumulative effect adjustment as of January 1, 2018 will result in a decrease in retained earnings of $88.6 million. The pre-tax cumulative effect adjustment was consistent with the Company’s previous estimates, as disclosed in its Form 10-Q for the period ended September 30, 2017. However, the reduction in the federal corporate income tax rate due to the enactment of the Tax Reform Act resulted in an increase in the net impact to retained earnings.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company recorded a cumulative-effect adjustment as of the date of adoption, January 1, 2018, transferring unrealized gains and losses on available-for-sale equity securities to retained earnings from accumulated other comprehensive income. The impact of this adjustment, net of income tax, resulted in a $10.7 million increase to retained earnings. The Company will make updates to its disclosures in the first quarter in order to comply with the new guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments.  The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2017 using the retrospective method. There will be no financial impact on adoption while the Company expects a minor operational impact to cash flow statement reporting.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force).  The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. There will be no impact to the Company on adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-07 - Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  The amendments in this update require entities to disaggregate the current-service-cost component from other components of net benefit cost and present it with other current compensation costs in the income statement. The other components of net benefit cost must be presented outside of income from operations if that subtotal is presented. In addition, the Update requires entities to disclose the income statement lines that contain the other components if they are not presented on appropriately described separate lines. The amendments in this update are effective for interim and annual periods beginning after December 15, 2017. As provided for in the ASU, the Company expects to apply the provisions of the statement retrospectively for components of net periodic pension costs and prospectively for capitalization of the service costs component of net periodic costs and net periodic postretirement benefits. The Update will not impact the Company’s financial position, results of operations, or current disclosures.

ASU No. 2017-08 - Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in this update require that premiums on callable debt securities be amortized to the first call date. This is a change from current guidance, under which premiums are amortized to the maturity date of the security. The amendments are effective for annual and interim periods beginning after December 31, 2018, and early adoption is permitted. Transition will be through a modified retrospective approach in which the cumulative effect of application is recorded to retained earnings at the beginning of the annual period in which an entity adopts the revised guidance. The Company is currently reviewing its systems and processes to determine the financial and operational impact of implementing the Update, as well as to determine whether early adoption of the revised guidance is practicable.

ASU No. 2017-12 - Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities.  The amendments in this update are designed to permit hedge accounting to be applied to a broader range of hedging strategies as well as to more closely align hedge accounting and risk management objectives. Specific provisions include requiring changes in the fair value of a hedging instrument be recorded in the same income statement line as the hedged item when it affects earnings. In addition, after a hedge has initially qualified as an effective hedge the Update permits the use of a qualitative hedge effectiveness test in subsequent periods. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2018 and early adoption is permitted. The Company is currently assessing the impact this standard will have on its operations and financial results.

3.             SIGNIFICANT TRANSACTIONS

Reinsurance and Financing Transactions

On January 15, 2016, PLC and the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the certain revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition has provided the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)      Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)      Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.    MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-

ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,791,867	$5,896,355
Policyholder dividend obligation	160,712	31,932
Other liabilities	30,764	40,007
Total closed block liabilities	5,983,343	5,968,294
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,669,856	4,440,105
Mortgage loans on real estate	108,934	201,088
Policy loans	700,769	712,959
Cash and other invested assets	31,182	108,270
Other assets	122,637	135,794
Total closed block assets	5,633,378	5,598,216
Excess of reported closed block liabilities over closed block assets	349,965	370,078
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $(13,429) and $(197,450); and net of income tax: $2,820 and $69,107	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$349,965	$370,078

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$31,932	$—
Applicable to net revenue (losses)	(55,241)	(46,557)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	184,021	78,489
Policyholder dividend obligation, ending balance	$160,712	$31,932

Closed Block revenues and expenses were as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and other income	$180,097	$189,700	$185,562	$15,065
Net investment income	203,964	211,175	193,203	19,107
Net investment gains	910	1,524	3,333	568
Total revenues	384,971	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	335,200	353,488	336,629	31,152
Other operating expenses	1,940	2,804	1,001	—
Total benefits and other deductions	337,140	356,292	337,630	31,152
Net revenues before income taxes	47,831	46,107	44,468	3,588
Income tax expense	27,718	16,137	14,920	1,256
Net revenues	$20,113	$29,970	$29,548	$2,332

5.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,610,768	$1,547,346	$1,266,769	$140,052
Equity securities	40,506	38,838	40,879	2,556
Mortgage loans	298,387	270,749	252,577	24,977
Investment real estate	2,405	2,152	2,528	112
Short-term investments	114,280	99,979	93,938	9,974
	2,066,346	1,959,064	1,656,691	177,671
Other investment expenses	143,290	135,601	123,895	13,066
Net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$12,783	$32,183	$1,272	$6,891
Equity securities	(2,330)	92	(1,001)	—
Impairments on securities	(9,112)	(17,748)	(26,993)	(481)
Modco trading portfolio	119,206	67,583	(167,359)	73,062
Other investments	(8,572)	(9,228)	153	1,200
Total realized gains (losses) - investments	$111,975	$72,882	$(193,928)	$80,672

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Gross realized gains	$18,868	$42,058	$8,735	$6,920
Gross realized losses
Impairments losses	$(9,112)	$(17,748)	$(26,993)	$(481)
Other realized losses	$(8,257)	$(9,783)	$(8,464)	$12

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$879,181	$1,194,808	$948,774	$172,551
Gains realized	$18,868	$42,058	$8,735	$6,920

Securities in an unrealized loss position(1):
Fair value (proceeds)	$185,157	$85,835	$178,415	$435
Losses realized	$(8,257)	$(9,783)	$(8,463)	$(29)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

Successor Company	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
As of December 31, 2017
Fixed maturities:
Residential mortgage-backed securities	$2,321,811	$19,412	$(22,730)	$2,318,493	$10
Commercial mortgage-backed securities	1,885,109	4,931	(29,552)	1,860,488	—
Other asset-backed securities	1,234,376	20,936	(5,763)	1,249,549	—
U.S. government-related securities	1,255,244	185	(32,177)	1,223,252	—
Other government-related securities	280,780	9,401	(4,948)	285,233	—
States, municipals, and political subdivisions	1,770,299	16,959	(45,613)	1,741,645	(37)
Corporate securities	29,446,365	618,582	(527,401)	29,537,546	(1)
Redeemable preferred stock	94,362	232	(3,503)	91,091	—
	38,288,346	690,638	(671,687)	38,307,297	(28)
Equity securities	696,706	22,319	(8,771)	710,254	—
Short-term investments	470,883	—	—	470,883	—
	$39,455,935	$712,957	$(680,458)	$39,488,434	$(28)
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Redeemable preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)

(1) These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

The fair value of the Company’s investments classified as trading are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Fixed maturities - trading:
Residential mortgage-backed securities	$259,694	$255,027
Commercial mortgage-backed securities	146,804	149,683
Other asset-backed securities	138,097	200,084
U.S. government-related securities	27,234	26,961
Other government-related securities	63,925	63,012
States, municipals, and political subdivisions	326,925	316,519
Corporate securities	1,698,183	1,624,589
Redeemable preferred stock	3,327	3,985
	2,664,189	2,639,860
Equity securities	5,244	7,083
Short-term investments	56,261	52,648
	$2,725,694	$2,699,591

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2017 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$720,156	$719,662	$—	$—
Due after one year through five years	6,643,145	6,625,353	—	—
Due after five years through ten years	7,326,627	7,330,808	—	—
Due after ten years	23,598,418	23,631,474	2,718,904	2,776,327
	$38,288,346	$38,307,297	$2,718,904	$2,776,327

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities or equity securities.

	Successor Company
	Fixed Maturities	Equity Securities	Total Securities
	(Dollars In Thousands)
For The Year Ended December 31, 2017 (Successor Company)

Other-than-temporary impairments	$(1,332)	$—	$(1,332)
Non-credit impairment losses recorded in other comprehensive income	(7,780)	—	(7,780)
Net impairment losses recognized in earnings	$(9,112)	$—	$(9,112)

For The Year Ended December 31, 2016 (Successor Company)

Other-than-temporary impairments	$(32,075)	$—	$(32,075)
Non-credit impairment losses recorded in other comprehensive income	14,327	—	14,327
Net impairment losses recognized in earnings	$(17,748)	$—	$(17,748)

For The Period of February 1, 2015 to December 31, 2015 (Successor Company)

Other-than-temporary impairments	$(28,659)	$—	$(28,659)
Non-credit impairment losses recorded in other comprehensive income	1,666	—	1,666
Net impairment losses recognized in earnings	$(26,993)	$—	$(26,993)

For The Period of January 1, 2015 to January 31, 2015 (Predecessor Company)

Other-than-temporary impairments	$(636)	$—	$(636)
Non-credit impairment losses recorded in other comprehensive income	155	—	155
Net impairment losses recognized in earnings	$(481)	$—	$(481)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$12,685	$22,761	$—	$15,463
Additions for newly impaired securities	734	14,876	22,761	—
Additions for previously impaired securities	3,175	2,063	—	221
Reductions for previously impaired securities due to a change in expected cash flows	(12,726)	(24,396)	—	—
Reductions for previously impaired securities that were sold in the current period	(600)	(2,619)	—	—
Other	—	—	—	—
Ending balance	$3,268	$12,685	$22,761	$15,684

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$765,641	$(9,666)	$408,460	$(13,064)	$1,174,101	$(22,730)
Commercial mortgage-backed securities	750,643	(8,521)	779,086	(21,031)	1,529,729	(29,552)
Other asset-backed securities	86,506	(322)	134,316	(5,441)	220,822	(5,763)
U.S. government-related securities	94,110	(688)	1,072,232	(31,489)	1,166,342	(32,177)
Other government-related securities	24,830	(169)	115,294	(4,779)	140,124	(4,948)
States, municipalities, and political subdivisions	170,268	(1,738)	1,027,747	(43,875)	1,198,015	(45,613)
Corporate securities	5,026,417	(55,649)	10,947,027	(471,752)	15,973,444	(527,401)
Redeemable preferred stock	22,048	(1,120)	23,197	(2,383)	45,245	(3,503)
Equities	86,194	(1,400)	91,195	(7,371)	177,389	(8,771)
	$7,026,657	$(79,273)	$14,598,554	$(601,185)	$21,625,211	$(680,458)

RMBS and CMBS had gross unrealized losses greater than twelve months of $13.1 million and $21.0 million, respectively, as of December 31, 2017 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $5.4 million as of December 31, 2017 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related securities and the other government-related securities had gross unrealized losses greater than twelve months of $31.5 million and $4.8 million as of December 31, 2017 (Successor Company), respectively. These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $43.9 million as of December 31, 2017 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $471.8 million as of December 31, 2017 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had a total of 1,844 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Redeemable preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The other government-related securities had gross unrealized losses greater than twelve months of $11.9 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $1.9 billion and had an amortized cost of $1.9 billion. In addition, included in the Company’s trading portfolio, the Company held $228.9 million of securities which were rated below investment grade. Approximately $310.7 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,083,865	$802,248	$(1,873,795)	669,160
Equity securities	17,863	(13,463)	4,406	12,172

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2017 and 2016 (Successor Company), are as follows:

Successor Company As of December 31, 2017	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$704,904	$—	$(19,163)	$685,741	$—
Steel City LLC	2,014,000	76,586	—	2,090,586	—
	$2,718,904	$76,586	$(19,163)	$2,776,327	$—

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $76.6 million of gross unrecognized holding gains and $19.2 million of gross unrecognized holding losses by maturity as of December 31, 2017 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $17.5 million of non-income producing securities for the year ended December 31, 2017 (Successor Company).

Included in the Company’s invested assets are $1.6 billion of policy loans as of December 31, 2017 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2017 and 2016 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 14,  Debt and Other Obligations . The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 14,  Debt and Other Obligations . The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

6.               FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                                         Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                                         Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)                           Quoted prices for similar assets or liabilities in active markets

b)                           Quoted prices for identical or similar assets or liabilities in non-active markets

c)                            Inputs other than quoted market prices that are observable

d)                           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                                         Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$2,318,493	$—	$2,318,493
Commercial mortgage-backed securities	—	1,860,488	—	1,860,488
Other asset-backed securities	—	745,184	504,365	1,249,549
U.S. government-related securities	958,775	264,477	—	1,223,252
State, municipalities, and political subdivisions	—	1,741,645	—	1,741,645
Other government-related securities		285,233	—	285,233
Corporate securities	—	28,910,645	626,901	29,537,546
Redeemable preferred stock	72,471	18,620	—	91,091
Total fixed maturity securities - available-for-sale	1,031,246	36,144,785	1,131,266	38,307,297
Fixed maturity securities - trading
Residential mortgage-backed securities	—	259,694	—	259,694
Commercial mortgage-backed securities	—	146,804	—	146,804
Other asset-backed securities	—	102,875	35,222	138,097
U.S. government-related securities	21,183	6,051	—	27,234
State, municipalities, and political subdivisions	—	326,925	—	326,925
Other government-related securities	—	63,925	—	63,925
Corporate securities	—	1,692,741	5,442	1,698,183
Redeemable preferred stock	3,327	—	—	3,327
Total fixed maturity securities - trading	24,510	2,599,015	40,664	2,664,189
Total fixed maturity securities	1,055,756	38,743,800	1,171,930	40,971,486
Equity securities	649,981	—	65,517	715,498
Other long-term investments(1)	51,102	417,969	160,466	629,537
Short-term investments	394,394	132,750	—	527,144
Total investments	2,151,233	39,294,519	1,397,913	42,843,665
Cash	178,855	—	—	178,855
Assets related to separate accounts
Variable annuity	13,956,071	—	—	13,956,071
Variable universal life	1,035,202	—	—	1,035,202
Total assets measured at fair value on a recurring basis	$17,321,361	$39,294,519	$1,397,913	$58,013,793

Liabilities:
Annuity account balances(2)	$—	$—	$83,472	$83,472
Other liabilities(1)	5,755	302,656	597,562	905,973
Total liabilities measured at fair value on a recurring basis	$5,755	$302,656	$681,034	$989,445

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Redeemable preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717

Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Redeemable preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments(1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 92.7% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2017 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2017 (Successor Company), the Company held $5.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2017 (Successor Company), the Company held $539.6 million of Level 3 ABS, which included $504.4 million of other asset-backed securities classified as available-for-sale and $35.2 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2017 (Successor Company), the Company classified approximately $33.3 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2017 (Successor Company), the Company classified approximately $632.3 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2017 (Successor Company), the Company held approximately $65.5 million of equity securities classified as Level 2 and Level 3. Of this total, $65.5 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 7,  Derivative Financial Instruments  for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2017 (Successor Company), 81.2% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 7,  Derivative Financial Instruments  for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 34% - 152%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR  up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2017 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $226.6 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $91.6 million and is included in  Other long-term investments . For information regarding realized gains on these derivatives please refer to Note 7,  Derivative Financial Instruments .

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $38.5 million as of December 31, 2017 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $48.6 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2017 (Successor Company), was $4.5 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2017 (Successor Company), was a liability of $61.7 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2017 (Successor Company) is $83.5 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$504,228	Liquidation	Liquidation value	$90 - $97 ($94.91)

		Discounted cash flow	Liquidity premium	0.06% - 1.17% (0.75)%

			Paydown Rate	11.31% - 11.97% (11.54)%
Corporate securities	617,770	Discounted cash flow	Spread over treasury	0.81% - 3.95% (1.06)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$15,554	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table

			Lapse	1.0% - 30.0%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—FIA	218,676	Actuarial cash flow model	Expenses	$146 per policy

			Withdrawal rate	1.5% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	1.0% - 30.0%, depending on duration/surrender charge period

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—IUL	80,212	Actuarial cash flow model	Mortality	34% - 152% of 2015 VBT Primary Tables

			Lapse	0.5% - 10%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.11% - 0.79%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2017 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $50.0 million of financial instruments being classified as Level 3 as of December 31, 2017 (Successor Company). Of the $50.0 million, $35.4 million are other asset-backed securities, and $14.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2017 (Successor Company), the Company held $65.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Discounted cash flow	Liquidity value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$7,031	Actuarial cash flow model	Mortality	91.4% to 106.6% of Ruark 2015 ALB Table

			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy

			Asset Earned Rate	4.08% - 4.66%

			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	2.0% - 40.0%, depending on duration/surrender charge period

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables

			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.18% - 1.09%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company.  This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains (losses) included in
		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Earnings related to Instruments still held at
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$83	$—	$—	$11,862	$(3)	$—	$—	$(11,944)	$(1)	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	562,604	1,410	15,136	—	(10,931)	100	(59,176)	—	—	(6,643)	1,865	504,365	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	664,046	—	27,637	—	(13,089)	131,822	(169,002)	—	—	(10,353)	(4,160)	626,901	—
Total fixed maturity securities - available-for-sale	1,226,653	1,410	42,856	—	(24,020)	143,784	(228,181)	—	—	(28,940)	(2,296)	1,131,266	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	84,563	3,768	—	(1,157)	—	—	(52,835)	—	—	—	883	35,222	3,483
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	5,492	101	—	(58)	—	—	—	—	—	—	(93)	5,442	44
Total fixed maturity securities - trading	90,055	3,869	—	(1,215)	—	—	(52,835)	—	—	—	790	40,664	3,527
Total fixed maturity securities	1,316,708	5,279	42,856	(1,215)	(24,020)	143,784	(281,016)	—	—	(28,940)	(1,506)	1,171,930	3,527
Equity securities	65,786	2	—	—	—	—	(273)	—	—	3	—	65,518	3
Other long-term investments(1)	115,516	73,253	—	(28,303)	—	—	—	—	—	—	—	160,466	44,950
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,498,010	78,534	42,856	(29,518)	(24,020)	143,784	(281,289)	—	—	(28,937)	(1,506)	1,397,914	48,480
Total assets measured at fair value on a recurring basis	$1,498,010	$78,534	$42,856	$(29,518)	$(24,020)	$143,784	$(281,289)	$—	$—	$(28,937)	$(1,506)	$1,397,914	$48,480

Liabilities:
Annuity account balances(2)	$87,616	$—	$—	$(4,001)	$—	$—	$—	$623	$8,768	$—	$—	$83,472	$—
Other liabilities(1)	405,803	35,703	—	(227,462)	—	—	—	—	—	—	—	597,562	(191,759)
Total liabilities measured at fair value on a recurring basis	$493,419	$35,703	$—	$(231,463)	$—	$—	$—	$623	$8,768	$—	$—	$681,034	$(191,759)

(1)     Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2017 (Successor Company), there was an immaterial amount of transfers of securities into Level 3.

For the year ended December 31, 2017 (Successor Company), $28.9 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2017 (Successor Company).

For the year ended December 31, 2017 (Successor Company), there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2017 (Successor Company), no securities were transferred from Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities— available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities—trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million transfers of securities into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the year ended December 31, 2016 (Successor Company), $12.2 million of securities were transferred from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred out of Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2017		2016
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,817,723	$6,740,177	$6,132,125	$5,930,992
Policy loans	3	1,615,615	1,615,615	1,650,240	1,650,240
Fixed maturities, held-to-maturity(1)	3	2,718,904	2,776,327	2,770,177	2,733,340

Liabilities:
Stable value product account balances	3	$4,698,371	$4,698,868	$3,501,636	$3,488,877
Future policy benefits and claims(2)	3	220,498	220,498	221,634	221,658
Other policyholders’ funds(3)	3	133,508	134,253	135,367	136,127

Debt:(4)
Non-recourse funding obligations(5)	3	$2,952,822	$2,980,495	$2,973,829	$2,939,387

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Excludes capital lease obligations of $1.7 million.

(5)         As of December 31, 2017 (Successor Company), carrying amount $2.7 billion and a fair value of $2.8 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V. As of December 31, 2016 (Successor Company), $2.7 billion in carrying amount and fair value related to non-recourse funding obligations issued by Golden Gate and Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in  Future policy benefits and claims  as well as  Other policyholder funds  line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

7.                                      DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company’s foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•    Foreign Currency Futures

•    Variance Swaps

•    Interest Rate Futures

•    Equity Options

•    Equity Futures

•    Credit derivatives

•    Interest Rate Swaps

•    Interest Rate Swaptions

•    Volatility Futures

•    Volatility Options

•    Funds Withheld Agreement

•    Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•             To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•             The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•             The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•             The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•             The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•             The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•             The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•             The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•             The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•        The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•             The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Derivatives related to VA contracts:
Interest rate futures - VA	$26,015	$(3,450)	$(14,818)	$1,413
Equity futures - VA	(91,776)	(106,431)	(5,033)	9,221
Currency futures - VA	(23,176)	33,836	7,169	7,778
Equity options - VA	(94,791)	(60,962)	(27,733)	3,047
Interest rate swaptions - VA	(2,490)	(1,161)	(13,354)	9,268
Interest rate swaps - VA	27,981	20,420	(85,942)	122,710
Total return swaps - VA	(32,240)	—	—	—
Embedded derivative - GLWB	(8,526)	13,306	6,512	(68,503)
Funds withheld derivative	138,228	115,540	30,117	(9,073)
Total derivatives related to VA contracts	(60,775)	11,098	(103,082)	75,861
Derivatives related to FIA contracts:
Embedded derivative - FIA	(55,878)	(16,494)	(738)	1,769
Equity futures - FIA	642	4,248	(355)	(184)
Volatility futures - FIA	—	—	5	—
Equity options - FIA	44,585	8,149	1,211	(2,617)
Total derivatives related to FIA contracts	(10,651)	(4,097)	123	(1,032)
Derivatives related to IUL contracts:
Embedded derivative - IUL	(14,117)	9,529	(614)	(486)
Equity futures - IUL	(818)	129	144	3
Equity options - IUL	9,580	3,477	(540)	(115)
Total derivatives related to IUL contracts	(5,355)	13,135	(1,010)	(598)
Embedded derivative - Modco reinsurance treaties	(103,009)	390	166,092	(68,026)
Derivatives with PLC(1)	42,699	29,289	(3,778)	15,863
Other derivatives	50	(25)	91	(37)
Total realized gains (losses) - derivatives	$(137,041)	$49,790	$58,436	$22,031

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Comprehensive Income (Loss) on	(Effective Portion)	(Ineffective Portion)
Successor Company	Derivatives	Benefits and settlement	Realized investment
For The Year Ended December 31, 2017	(Effective Portion)	expenses	gains (losses)
	(Dollars In Thousands)
Foreign Currency Swaps	$(867)	$(694)	$—
Total	$(867)	$(694)	$—

Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.6 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2017		2016
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$6,016	$117,178	$132
Derivatives not designated as hedging instruments:
Interest rate swaps	1,265,000	55,411	1,135,000	71,644
Total return swaps	190,938	135	—	—
Derivatives with PLC(1)	2,810,469	91,578	2,808,807	48,878
Embedded derivative - Modco reinsurance treaties	64,472	1,009	64,123	2,573
Embedded derivative - GLWB	2,116,935	67,879	2,045,529	64,064
Interest rate futures	1,071,870	3,178	102,587	894
Equity futures	62,266	154	654,113	5,805
Currency futures	1,117	2	340,058	7,883
Equity options	4,436,467	403,961	3,944,444	328,908
Interest rate swaptions	225,000	14	225,000	2,503
Other	157	200	212	149
	$12,361,869	$629,537	$11,437,051	$533,433
Other liabilities
Derivatives not designated as hedging instruments:
Interest rate swaps	$597,500	$2,960	$575,000	$10,208
Total return swaps	243,388	318	—	—
Embedded derivative - Modco reinsurance treaties	2,390,539	215,247	2,450,692	141,301
Funds withheld derivative	1,502,726	61,729	1,557,237	91,267
Embedded derivative - GLWB	1,939,320	83,427	1,849,400	71,082
Embedded derivative - FIA	1,951,650	218,676	1,496,346	147,368
Embedded derivative - IUL	168,349	80,212	103,838	46,051
Interest rate futures	230,404	917	993,842	6,611
Equity futures	318,795	2,593	102,667	2,907
Currency futures	255,248	2,087	—	—
Equity options	3,112,812	237,807	2,590,160	157,253
	$12,710,731	$905,973	$11,719,182	$674,048

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

8.                                      OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14,  Debt and Other Obligations  for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2017 (Successor Company):

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Assets Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$468,871	$—	$468,871	$242,105	$108,830	$117,936
Total derivatives, subject to a master netting arrangement or similar arrangement	468,871	—	468,871	242,105	108,830	117,936
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,009	—	1,009	—	—	1,009
Embedded derivative - GLWB	67,879	—	67,879	—	—	67,879
Derivatives with PLC	91,578	—	91,578	—	—	91,578
Other	200	—	200	—	—	200
Total derivatives, not subject to a master netting arrangement or similar arrangement	160,666	—	160,666	—	—	160,666
Total derivatives	629,537	—	629,537	242,105	108,830	278,602
Total Assets	$629,537	$—	$629,537	$242,105	$108,830	$278,602

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Liabilities Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$246,682	$—	$246,682	$242,105	$4,577	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	246,682	—	246,682	242,105	4,577	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	215,247	—	215,247	—	—	215,247
Funds withheld derivative	61,729	—	61,729	—	—	61,729
Embedded derivative - GLWB	83,427	—	83,427	—	—	83,427
Embedded derivative - FIA	218,676	—	218,676	—	—	218,676
Embedded derivative - IUL	80,212	—	80,212	—	—	80,212
Total derivatives, not subject to a master netting arrangement or similar arrangement	659,291	—	659,291	—	—	659,291
Total derivatives	905,973	—	905,973	242,105	4,577	659,291
Repurchase agreements(1)	885,000	—	885,000	—	—	885,000
Total Liabilities	$1,790,973	$—	$1,790,973	$242,105	$4,577	$1,544,291

(1)         Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company).

			Net Amounts
	Gross	Gross Amounts	of Assets Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Assets	Financial Position	Financial Position	Financial Instruments	Collateral Received	Net Amount

	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

			Net Amounts
	Gross	Gross Amounts	of Liabilities Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Liabilities	Financial Position	Financial Position	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

9.             MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2017 (Successor Company), the Company’s mortgage loan holdings were approximately $6.8 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the NPV of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2017 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	52.1%
Office Buildings	10.9
Apartments	8.8
Warehouses	10.4
Senior housing	13.7
Other	4.1
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.5% of mortgage loans. Approximately 64.4% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	9.6%
Florida	9.4
Texas	8.4
Georgia	7.9
Ohio	5.5
Tennessee	5.3
California	5.2
South Carolina	3.3
North Carolina	4.9
Utah	4.9
64.4%

During the year ended December 31, 2017 (Successor Company), the Company funded approximately $1.6 billion of new loans, with an average loan size of $8.8 million. The average size mortgage loan in the portfolio as of December 31, 2017 (Successor Company), was $4.0 million and the weighted-average interest rate was 4.8%. The largest single mortgage loan at December 31, 2017 (Successor Company) was $61.1 million.

Certain of the mortgage loans have call options that occur within the next 11 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $161.2 million would become due in 2018, $858.6 million in 2019 through 2023, $105.8 million in 2024 through 2028, and $2.0 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), approximately $669.3 million and $595.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income when received. During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $37.2 million , $16.7 million , $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2017 (Successor Company), approximately $6.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2017 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2017 (Successor Company), the Company recognized two troubled debt restructuring transactions as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2017 (Successor Company).

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loan losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2017 (Successor Company), $6.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2017 (Successor Company). The Company foreclosed on $6.1 million of nonperforming loans during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), there were no allowances for mortgage loan credit losses and as of December 31, 2016 (Successor Company), there was a $0.7 million allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Beginning balance	$724	$—
Charge offs	(6,708)	(4,682)
Recoveries	(731)	—
Provision	6,715	5,406
Ending balance	$—	$724

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

Successor Company	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans	$1,817	$—	$—	$1,817
Number of delinquent commercial mortgage loans	2	—	—	2
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

Successor Company	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	—	—	—	—	—	—
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96

As of December 31, 2016 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2017 (Successor Company) were as follows:

Successor Company As of December 31, 2017	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Troubled debt restructuring:
Commercial mortgage loans	1	$418	$418

10.                               DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016

Balance, beginning of period	$576,685	$291,497
Capitalization of commissions, sales, and issue expenses	335,601	330,302
Amortization	(53,604)	(49,179)
Change due to unrealized investment gains and losses	(15,234)	4,065
Balance, end of period	$843,448	$576,685

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Balance, beginning of period	$1,447,839	$1,270,876
Acquisitions	—	285,092
Amortization	(25,839)	(101,119)
Change due to unrealized investment gains and losses	(60,047)	(7,010)
Balance, end of period	$1,361,953	$1,447,839

Based on the balance recorded as of December 31, 2017 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2018	$122,333
2019	117,483
2020	102,464
2021	89,906
2022	82,782

11.                                    GOODWILL

During the fourth quarter of 2017, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2017 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2017 that would impact the Company’s conclusion and no such events were identified. As part of the Company’s ongoing assessment of goodwill recoverability, the impact of The Tax Reform Act and the impact that the lower corporate tax rate would have on the carrying value of the reporting units and their associated fair values was assessed in response to potential considerations as outlined under ASC 350-20-35-3C.  After consideration of applicable factors and circumstances noted as part of a qualitative assessment, the Company determined that it was more likely than not that the increase in the fair value of the reporting unit would exceed the increase in the carrying value of the reporting units and thus did not consider this to be a triggering event that would require a quantitative assessment of impairment.

As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3,  Significant Transactions . The balance of goodwill for the Company as of December 31, 2017 (Successor Company) was $793.5 million.

12.                                    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.7 billion as of December 31, 2017 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies , Note 6,  Fair Value of Financial Instruments , and Note 7,  Derivative Financial Instruments .

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 7.01%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.9%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $13.1 billion as of December 31, 2017 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2017 (Successor Company), was $90.5 million (including $72.8 million in the Annuities segment and $17.7 million in the Acquisitions segment) with a GMDB reserve of $30.9 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2017 (Successor Company) for the Company was 73.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $8.4 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2017 (Successor Company), was 67 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$27,835	$29,931	$23,893	$21,695
Incurred guarantee benefits	(504)	(682)	8,285	2,506
Less: Paid guarantee benefits	720	1,414	2,247	442
Ending balance	$26,611	$27,835	$29,931	$23,759

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Equity mutual funds	$8,798,847	$8,071,204
Fixed income mutual funds	5,005,663	5,085,864
Total	$13,804,510	$13,157,068

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Deferred asset, beginning of period	$22,497	$11,756	$—	$155,150
Amounts deferred	14,246	16,212	14,557	82
Amortization	(5,787)	(5,471)	(2,801)	(1,139)
Deferred asset, end of period	$30,956	$22,497	$11,756	$154,093

13.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2017 (Successor Company), the Company had reinsured approximately 38% of the face value of its life insurance in-force. The Company has reinsured approximately 16% of the face value of its life insurance in-force with the following three reinsurers:

•                       Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                       Swiss Re Life & Health America Inc.

•                       The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), or December 31, 2015 (Successor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000  for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Millions)
Direct life insurance in-force	$751,512	$739,249
Amounts assumed from other companies	110,205	116,265
Amounts ceded to other companies	(328,377)	(348,995)
Net life insurance in-force	$533,340	$506,519

Percentage of amount assumed to net	21%	23%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

Successor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
For The Year Ended December 31, 2017
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)
Accident/health insurance	51,991	(33,052)	14,946	33,885
Property and liability insurance	288,809	(103,786)	9,657	194,680
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)
Accident/health insurance	58,076	(36,935)	17,439	38,580
Property and liability insurance	242,517	(86,629)	5,706	161,594
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)
Accident/health insurance	70,243	(36,871)	18,252	51,624
Property and liability insurance	228,500	(79,294)	6,904	156,110
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)
Accident/health insurance	6,846	(4,621)	1,809	4,034
Property and liability insurance	18,475	(6,354)	666	12,787
Total	$229,506	$(91,632)	$31,076	$168,950

(1)              Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

As of December 31, 2017 and 2016 (Successor Company), policy and claim reserves relating to insurance ceded of $4.8 billion and $5.1 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2017 and 2016 (Successor Company), the Company had paid $96.6 million and $87.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2017 and 2016 (Successor Company), the Company had receivables of $65.1 million and $64.5 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $4.8 billion and $5.1 billion as of December 31, 2017 and 2016 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2017		2016
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$740.8	A	$762.2	A
Swiss Re Life & Health America, Inc.	614.8	A+	682.6	A+
Lincoln National Life Insurance Co.	489.1	A+	530.9	A+
Transamerica Life Insurance Co.	335.6	A+	367.8	A+
SCOR Global Life(1)	331.8	A+	354.8	A
RGA Reinsurance Company	278.3	A+	269.0	A+
American United Life Insurance Company	266.7	A+	285.6	A+
Scottish Re (U.S.) Inc.	249.5	NR	232.8	NR
Centre Reinsurance (Bermuda) Ltd	212.2	NR	243.6	NR
Employers Reassurance Corporation	193.9	A-	201.7	A-

(1)              Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.          DEBT AND OTHER OBLIGATIONS

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.014 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.014 billion outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations as of December 31, 2017 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2017 (Successor Company), securities related to $58.6 million of the balance of the non-recourse funding obligations were held by external parties, securities related to $251.2 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $265.2 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2017 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2017 (Successor Company), the Company and its affiliates did not repurchase any of its outstanding non-recourse funding obligations. During the year ended December 31, 2016 (Successor Company), the Company repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the principal balance of the Red Mountain note was $620 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $121.8 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $620 million outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Golden Gate Captive Insurance Company(2)(3)	$2,014,000	$2,014,000	2039	4.75%
Golden Gate II Captive Insurance Company	309,849	255,132	2052	3.11%
Golden Gate V Vermont Captive Insurance Company (2)(3)	620,000	681,285	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,405	2024	6.19%
Total	$2,944,940	$2,952,822

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company (3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

(1)              Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)              Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)              Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

On April 23, 2010, Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary of PLICO, entered into a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the Reimbursement Agreement, UBS issued a letter of credit (the “LOC)”) to a trust for the benefit of WCL. The Reimbursement Agreement has undergone three separate amendments and restatements. The Reimbursement Agreement’s current effective date is June 25, 2014. The LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2017 (Successor Company), the LOC balance was $885 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $70.0 million and will be paid in two installments with the last payment occurring in 2021. These contributions may be subject to potential offset against dividend payments as permitted under the terms of the Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016. As of December 31, 2017 (Successor Company), the LOC balance was $785 million.The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2017 (Successor Company), the fair value of securities pledged under the repurchase program was $1,006.6 million and the repurchase obligation of $885.0 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 142 basis points). During the year ended December 31, 2017 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $988.5 million. The average daily balance was $624.7 million (at an average borrowing rate of 101 basis points) during the year ended December 31, 2017 (Successor Company). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company).

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires initial collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities’ market value is monitored on a daily basis. As of December 31, 2017 (Successor Company), securities with a market value of $125.3 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in “short-term investments” with a corresponding liability recorded in “secured financing liabilities” to account for its obligation to return the collateral. As of December 31, 2017 (Successor Company), the fair value of the collateral related to this program was $132.7 million and the Company has an obligation to return $132.7 million of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2017 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$307,633	$—	$—	$—	$307,633
Mortgage loans	698,974	—	—	—	698,974
Total repurchase agreements and repurchase-to-maturity transactions	$1,006,607	$—	$—	$—	$1,006,607
Securities lending transactions
Corporate securities	118,817	—	—	—	118,817
Equity securities	5,699	—	—	—	5,699
Redeemable preferred stock	755	—	—	—	755
Total securities lending transactions	125,271	—	—	—	125,271
Total securities	$1,131,878	$—	$—	$—	$1,131,878

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2016 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
Mortgage loans	480,269	—	—	—	480,269
Total securities	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Millions)			(Dollars In Millions)
Non-recourse funding obligations, other obligations, and repurchase agreements	$177.7	$170.8	$106.4	$10.0
Total interest expense	$177.7	$170.8	$106.4	$10.0

15.                               COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 16 cities (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.7 million, $11.4 million, $10.2 million, and $0.9 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.7 million for the year ended December 31, 2017 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2018	$4,562
2019	4,320
2020	4,044
2021	3,778
2022	3,520
Thereafter	8,945

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2018	$77,219

The following is a summary of the Company’s estimated synthetic lease covenant calculations as of December 31, 2017 (Successor Company):

	Requirement	Actual Results
Consolidated net worth margin	greater than or equal to $0	greater than $4 billion
Debt to total capital ratio	less than 40%	less than 19%
Total adjusted capital ratio	greater than or equal to $0	greater than $3 billion
Interest cash inflow available compared to adjusted consolidated interest expense	greater than 2.0 to 1	greater than 9.0 to 1

As of December 31, 2017 and 2016 (Successor Company), the Company had outstanding mortgage loan commitments of $572.3 million at an average rate of 4.14% and $855.3 million at an average rate of 4.17%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, escheating the benefits and interest to the state if the beneficiary could not be found, and paying penalties to the state, if required. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company does not believe such fees, if assessed, would have a material effect on its financial statements.

16.                               SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2017, 2016, and 2015, PL&A paid no dividends to PLC on its preferred stock.

17.                               EMPLOYEE BENEFIT PLANS

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Qualified Pension Plan and Nonqualified Excess Pension Plan

PLC sponsors the Qualified Pension Plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its Qualified Pension Plan. These changes have been reflected in the computations within this note.

•             Employees hired after December 31, 2007 and any former employee hired after that date, will receive a cash balance benefit.

•             Employees active on December 31, 2007, with age plus years of vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•             Employees active on December 31, 2007, with age plus years of vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•             All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, the Company amended its Qualified Pension Plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for the Company and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

The Company also sponsors the Nonqualified Excess Pension Plan, which is an unfunded nonqualified plan that provides defined pension benefits in excess of limits imposed on the Qualified Pension Plan by federal tax law.

In 2016, the Board of Directors of Protective Life Corporation approved the conversion of the accrued benefit payable under the Nonqualified Excess Pension Plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer at the time, into a lump sum amount. The lump sum amount is allocated to a book entry that will be treated as though it were a pay deferral account under the Company’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits as though he were accruing benefits under the Nonqualified Excess Pension Plan with respect to this continued service as an employee of the Company after March 31, 2016. The conversion event required the Company to re-measure the Nonqualified Excess Pension Plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for the Company’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2017 and 2016 (Successor Company):

	Successor Company
	December 31, 2017		December 31, 2016
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension PLan
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$278,084	$50,149	$247,595	$45,594
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$265,848	$47,802	$268,221	$56,985
Service cost	12,011	1,350	12,791	1,413
Interest cost	9,846	1,480	9,751	1,353
Amendments	—	—	—	—
Actuarial loss/(gain)	26,539	7,861	5,988	4,124
Benefits paid	(13,821)	(3,903)	(30,903)	(16,073)
Projected benefit obligation at end of year	300,423	54,590	265,848	47,802
Change in plan assets:
Fair value of plan assets at beginning of year	201,843	—	196,042	—
Actual return on plan assets	29,404	—	15,815	—
Employer contributions(1)	43,500	3,903	20,889	16,073
Benefits paid(2)	(13,821)	(3,903)	(30,903)	(16,073)
Fair value of plan assets at end of year	260,926	—	201,843	—
After reflecting FASB guidance:
Funded status	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in the balance sheet:
Other liabilities	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	2,850	13,521	(7,855)	6,294
Prior service cost/(credit)	—	—	—	—
Total amounts recognized in AOCI	$2,850	$13,521	$(7,855)	$6,294

(1)              Employer contributions disclosed are based on the Company’s fiscal filing year

(2)              Includes amount related to Mr. Johns’ conversion of his benefit under the Nonqualified Excess Pension Plan to a Retirement Pay Deferral Account as discussed above in Nonqualified Excess Pension Plan.

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Qualified Pension Plan		Nonqualified Excess Pension Plan
	2017	2016	2017	2016
Discount rate	3.55%	4.04%	3.26%	3.60%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), and for the period of February 1, 2015 to December 31, 2015 (Successor Company), are as follows:

	Successor Company
	For The Year Ended December 31,
	2017	2016	2015	2017	2016	2015
	Qualified Pension Plan			Nonqualified Excess Pension Plan
Discount rate	4.04%	4.29%	3.95%	3.60%	3.63%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above
Expected long-term return on plan assets	7.00%	7.25%	7.50%	N/A	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained a 25 year annualized return for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) are as follows:

	Successor Company						Predecessor Company
	For The Year Ended December 31, 2017		For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)						(Dollars In Thousands)
Service cost — benefits earned during the period	$12,011	$1,350	$12,791	$1,413	$11,220	$1,229	$974	$95
Interest cost on projected benefit obligation	9,846	1,480	9,751	1,353	9,072	1,499	1,002	140
Expected return on plan assets	(13,570)	—	(13,780)	—	(13,214)	—	(1,293)	—
Amortization of prior service cost/(credit)	—	—	—	—	—	—	(33)	1
Amortization of actuarial loss/(gain) (1)	—	634	—	178	—	—	668	138
Preliminary net periodic benefit cost	8,287	3,464	8,762	2,944	7,078	2,728	1,318	374
Settlement/curtailment expense (2)	—	—	(964)	2,135	—	—	—	—
Total net periodic benefit cost	$8,287	$3,464	$7,798	$5,079	$7,078	$2,728	$1,318	$374

(1)     2017 average remaining service period used is 9.24 years and 8.23 years for the Qualified Pension Plan and Nonqualified Excess Pension Plan, respectively.

(2)     The Nonqualified Excess Pension Plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the Qualified Pension Plan, the Company does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2018 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, the Company expects to amortize approximately $1.0 million of net actuarial loss from other comprehensive income into net periodic benefit cost during 2018.

Estimated future benefit payments under the Qualified Pension Plan and Nonqualified Excess Pension Plan are as follows:

Years	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)
2018	$19,479	$3,542
2019	20,719	7,242
2020	21,062	6,087
2021	21,351	5,709
2022	23,537	6,267
2023 - 2027	116,400	23,324

Qualified Pension Plan Assets

Allocation of plan assets of the Qualified Pension Plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2018	2017(1)	2016
Cash and cash equivalents	2%	15%	2%
Equity securities	60	55	61
Fixed income	38	30	37
Total	100%	100%	100%

(1) During 2017, the Company made a $43.5 million contribution to the defined benefit pension plan and allocated the contribution to cash and cash equivalents pending further analysis of its investment strategy. The plan’s investment policy was amended to allow for an actual asset allocation outside of the current target allocation until the investment strategy analysis is complete. The Company anticipates completing this analysis during the first quarter of 2018.

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to the amendment for the $43.5 million contribution made in 2017, the defined benefit pension plan had a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies. PLC is currently performing an asset and liability study of its defined benefit pension plan and the associated investment portfolio to ensure that the current investment policy is appropriate for the plan. We anticipate this analysis being complete in the first quarter of 2018.

The Qualified Pension Plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The Plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with PLICO.

Plan assets of the Qualified Pension Plan by category as of December 31, 2017 and 2016 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2017	2016
	(Dollars In Thousands)
Cash and cash equivalents	$39,897	$4,175
Equity securities:
Collective Russell 3000 equity index fund	74,511	67,627
Fidelity Spartan 500 index fund	71,632	58,815
Fixed income	74,886	71,226
Total investments	260,926	201,843
Employer contribution receivable	—	—
Total	$260,926	$201,843

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Qualified Pension Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities (the plan has not purchased annuities on behalf of participants under this contract during the periods presented). Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$39,897	$—	$—	$39,897
Collective investment funds:
Equity index funds	71,632	74,511	—	146,143
Group deposit administration annuity contract	—	—	74,886	74,886
Total investments	$111,529	$74,511	$74,886	$260,926

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), there were no transfers between levels.

The following table summarizes the Qualified Pension Plan investments measured at fair value based on NAV per share as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Collective short-term investment fund	$39,897	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,511	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	71,632	Not Applicable	Daily	1 day
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day

(1)         Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company
	December 31, 2017	December 31, 2016
	(Dollars In Thousands)
Balance, beginning of year	$71,226	$67,707
Interest income	3,660	3,519
Transfers from collective short-term investments fund	—	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$74,886	$71,226

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2017 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$74,886	Contract Value	Contract Rate	5.10% - 5.19%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Qualified Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the Qualified Pension Plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well a plan is funded and is obtained by dividing a plan’s assets by its funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine a plan’s AFTAP may be different from the assumptions and methods used to measure a plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required Qualified Pension Plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2017, PLC contributed $43.5 million to the Qualified Pension Plan for the 2016 plan year. PLC has not yet determined what amount it will fund during 2018, but may contribute an amount that would eliminate the PGBC variable-rate premiums payable in 2018. PLC currently estimates that amount will be between $10 million and $20 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2017 and 2016 (Successor Company), the accumulated postretirement benefit obligation and projected benefit obligation were immaterial.

For a closed group of retirees over age 65, the Company provides a prescription drug benefit. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), PLC’s liability related to this benefit was immaterial.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The benefit obligation associated with these benefits is as follows:

	Successor Company
Postretirement Life Insurance Plan	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,634	$9,063
Service cost	122	102
Interest cost	354	338
Actuarial (gain)/loss	1,347	604
Benefits paid	(479)	(473)
Benefit obligation, end of year	$10,978	$9,634

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine the benefit obligation and the net periodic benefit cost as of December 31, 2017 (Successor Company) is 3.74% and 4.35%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2017 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2017	2016
	(Dollars In Thousands)
Money market fund	$5,104	$5,362

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,104	$—	$—	$5,104

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

For the year ended December 31, 2017 and 2016 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a tax qualified 401(k) Plan (“401(k) Plan”) which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual contribution amount as set periodically by the Internal Revenue Service ($18,000 for 2017). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2017). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately. For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company recorded an expense of$8.2 million and $7.5 million associated with 401 (k) Plan matching contributions, respectively.

PLC also has a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The expense recorded by PLC for this employee benefit was $1.1 million, $0.6 million, and $0.5 million, respectively, in 2017, 2016, and 2015.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2017 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

18.                               ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2017, 2016 and 2015 (Successor Company) and January 31, 2015 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2016	$(655,767)	$727	$(655,040)
Other comprehensive income (loss) before reclassifications	699,097	(563)	698,534
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	7,153	—	7,153
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(944)	451	(493)
Net current-period other comprehensive income (loss)	705,306	(112)	705,194
Cumulative effect adjustments	(26,470)	132	(26,338)
Ending Balance, December 31, 2017	$23,069	$747	$23,816

(1)         See Reclassification table below for details.

(2)         As of December 31, 2016 (Successor Company) and December 31, 2017 (Successor Company), net unrealized losses reported in AOCI were offset by $424.1 million and $(6.3) million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014 (Predecessor Company), net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year Ended December 31, 2017	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(694)	Benefits and settlement expenses, net of reinsurance ceded
	(694)	Total before tax
	243	Tax (expense) or benefit
	$(451)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$10,453	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(9,112)	Net impairment losses recognized in earnings
	1,341	Total before tax
	(397)	Tax (expense) or benefit
	$944	Net of tax

(1)   See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year ended December 31, 2016	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company February 1, 2015 to December 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Predecessor Company January 1, 2015 to January 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

19.                                    INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.3	0.6	1.4	0.5
Investment income not subject to tax	(4.7)	(3.1)	(6.8)	(2.8)
Uncertain tax positions	0.3	0.3	—	0.5
Federal Tax law changes	(184.8)	—	—	—
Other	(0.9)	(0.3)	(0.3)	0.7
	(154.8)%	32.5%	29.3%	33.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Current income tax expense:
Federal	$39,042	$(41,244)	$50,722	$(48,469)
State	(2,477)	2,581	(4,000)	1,085
Total current	$36,565	$(38,663)	$46,722	$(47,384)
Deferred income tax expense:
Federal	$(757,748)	$204,810	$18,880	$90,774
State	2,774	3,926	8,889	935
Total deferred	$(754,974)	$208,736	$27,769	$91,709

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$240,419	$510,886
Deferred compensation	64,677	101,626
Deferred policy acquisition costs	23,113	155,009
Premium on non-recourse funding obligations	1,666	4,482
Net unrealized loss on investments	—	353,149
Valuation allowance	(3,682)	(5,039)
	326,193	1,120,113
Deferred income tax liabilities:
Premium receivables and policy liabilities	538,465	819,476
VOBA and other intangibles	433,371	720,878
Invested assets (other than unrealized gains (losses))	701,070	1,340,688
Net unrealized gains on investments	6,175	—
Other	19,101	30,032
	1,698,182	2,911,074
Net deferred income tax liability	$(1,371,989)	$(1,790,961)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2017 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

On December 22, 2017, the President of the United States signed into law the Tax Reform Act. The legislation significantly changes U.S. tax law by, among other things, lowering the corporate income tax rate. The Tax Reform Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% and changes to tax law related to the deductibility of certain deferred tax assets under the Tax Reform Act, we revalued our ending net deferred tax liabilities at December 31, 2017, and recognized a provisional $857.5 million tax benefit in our consolidated statement of income for the year ended December 31, 2017.

Also on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company has recognized the provisional tax impacts based on reasonable estimates made by the Company as to the effects of tax reform on deferred assets as discussed below and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional regulatory guidance that may be issued, additional analysis, and resulting changes in interpretations and assumptions the Company has made. Any adjustments to these provisional amounts will be reported as a component of income tax expense (benefit) in the reporting period in which any such adjustments are determined. The Company will not extend the measurement period beyond December 22, 2018.

As a result of the Tax Reform Act, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain written binding arrangements that were in place as of November 2, 2017 and that have not been materially modified after such date. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), including the uncertain application of transition relief to companies that had not been subject to Section 162(m) prior to the effectiveness of the Tax Reform Act, it is unclear whether or to what extent the deferred tax assets related to amounts paid or payable by the Company to covered employees after January 1, 2018 pursuant to written binding arrangements that were in place on November 2, 2017 will be subject to the $1 million dollar deduction limit of Section 162(m).

In management’s judgment, the gross deferred income tax asset as of December 31, 2017 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $5.0 million and $7.8 million as of December 31, 2017 and 2016 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $2.8 million, before federal income taxes, decreased state income tax expense in 2017 by the same amount.

At December 31, 2017 (Successor Company), the Company has life net operating loss carryforwards for federal income tax purposes of $578.3 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Alternative minimum tax credits of $8.6 million are available to offset regulat tax beginning 2018, as a result of the Tax Reform Act, with any remaining credits being fully refundable beginning in 2021. Foreign tax credits of $7.2 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $12.2 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2018 and 2036.

As of December 31, 2017 and 2016 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain at December 31, 2017 (Successor Company). If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company			Predecessor Company
	As of December 31, 2017	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Balance, beginning of period	$9,856	$8,937	$105,850	$168,076
Additions for tax positions of the current year	1,857	2,122	2,213	(5,010)
Additions for tax positions of prior years	70	1,318	1,812	1,149
Reductions of tax positions of prior years:
Changes in judgment	(430)	(975)	(644)	(58,365)
Settlements during the period	—	(1,546)	(100,294)	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$11,353	$9,856	$8,937	$105,850

Included in the end of period balance above, as of December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), are approximately $0.7 million, $0.7 million, $1.4 million, and $94.9 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority.

The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $10.7 million, $9.2 million, $7.5 million, and $11.0 million for the year ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2017, 2016, or 2015, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2017, 2016, or 2015.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments. In April 2017, a routine review by Congress’ Joint Committee on Taxation was finalized without change and the Company received an approximate $6.2 million net refund in the fourth quarter of 2017.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 did not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the above chart. The Company believes that in the next 12 months, $0.7 million of the unrecognized tax benefits will be reduced due to recent changes in tax law. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Due to the aforementioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred. The IRS accepted the Company’s request for the non-automatic tax accounting method. This change did not materially impact the Company or its effective tax rate.

20.                                    SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$178,787	$142,463	$98,232	$21,567
Income taxes	20,507	127,615	(75,869)	(1)

21.                                    RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $6.2 million, $5.8 million, $4.6 million, and $0.4 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $240.9 million, $258.0 million, $214.8 million, and $19.0 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2017 and 2016 of $68.3 million and $14.9 million, respectively. There was a $26.1 million intercompany receivable with affiliates balance as of December 31, 2017 (Successor Company). The Company did not have an intercompany receivable balance as of December 31, 2016 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $6.8 million, $7.2 million, $45.3 million, and $2.6 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015

(Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $6.5 million, $8.6 million, $10.0 million, and $0.8 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2017 (Successor Company), PLC paid a management fee to Dai-ichi Life of $10.9 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2017, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. No additional capital was provided to Shades Creek by PLC during the year ended December 31, 2017 (Successor Company). As of December 31, 2017 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

22.                                    STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $731.2 million, $(391.6) million, and $440.0 million for the year ended December 31, 2017, 2016, and 2015, respectively. Statutory capital and surplus for the Company was $4.3 billion and $4.2 billion as of December 31, 2017 and 2016, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2018 is approximately $175.1 million. Additionally, as of December 31, 2017, approximately $1.8 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2017, the Company’s total adjusted capital and company action level RBC were approximately $4.7 billion and $759.3 million, respectively, providing an RBC ratio of approximately 614%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2017, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $42.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Non-admission of goodwill	$(219)	$(257)
Total (net)	$(219)	$(257)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,670	$1,720
Accounting for certain notes as admitted assets	$2,634	$2,681
Reserving based on state specific actuarial practices	$122	$120
Reserving difference related to a captive insurance company	$(37)	$(109)

23.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•                                               The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and other specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and

•                                          the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income. Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. For periods ending on and prior to December 31, 2017, a rate of 35% was used. Beginning in 2018, a statutory federal income tax rate of 21% will be used to allocate income tax expense or benefits to items excluded from pre-tax adjusted operating income (loss). Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company’s effective income tax rate.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During 2016, the Company modified its labeling of its non-GAAP measures presented herein as “Adjusted operating income (loss)” or “Pre-tax adjusted operating income (loss)”. In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income, “Operating income before tax”, or “Segment operating income”. In addition, the Company referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP.

There were no significant intersegment transactions during the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Life Marketing	$1,556,207	$1,517,542	$1,316,832	$133,361
Acquisitions	1,569,083	1,676,017	1,333,430	139,761
Annuities	486,847	547,512	396,651	130,918
Stable Value Products	190,006	114,580	79,670	8,181
Asset Protection	370,449	306,237	294,657	24,566
Corporate and Other	140,075	131,821	65,802	22,859
Total revenues	$4,312,667	$4,293,709	$3,487,042	$459,646
Pre-tax Adjusted Operating Income (Loss)
Life Marketing	$55,152	$41,457	$54,864	$(2,271)
Acquisitions	249,749	260,511	194,654	20,134
Annuities	171,269	174,362	146,828	11,363
Stable Value Products	105,261	61,294	56,581	4,529
Asset Protection	17,638	11,309	17,632	1,907
Corporate and Other	(189,645)	(161,820)	(118,832)	(16,662)
Pre-tax adjusted operating income	409,424	387,113	351,727	19,000
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

Pre-tax adjusted operating income	$409,424	$387,113	$351,727	$19,000
Adjusted operating income tax benefit (expense)	737,513	(122,624)	(108,629)	(4,479)
After-tax adjusted operating income	1,146,937	264,489	243,098	14,521
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income tax (expense) benefit on adjustments	(19,104)	(47,449)	34,138	(39,846)
Net income	$1,182,417	$352,608	$179,697	$88,522

Realized investment (losses) gains:
Derivative financial instruments	$(137,041)	$49,790	$58,436	$22,031
All other investments	121,087	90,630	(166,935)	81,153
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Less: related amortization(1)	(39,480)	24,360	(8,726)	(8,742)
Less: VA GLWB economic cost	(40,170)	(37,256)	(29,227)	(2,402)
Realized (losses) gains on investments and derivatives	$54,584	$135,568	$(97,539)	$113,847

(1)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by realized gains (losses).

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net investment income
Life Marketing	$550,714	$523,989	$446,518	$47,622
Acquisitions	752,520	764,571	639,422	71,088
Annuities	316,582	318,511	296,839	37,189
Stable Value Products	186,576	107,010	78,459	6,888
Asset Protection	22,298	17,591	14,042	1,540
Corporate and Other	94,366	91,791	57,516	278
Total net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Amortization of DAC and VOBA
Life Marketing	$120,753	$130,708	$107,811	$4,813
Acquisitions	(6,939)	8,178	2,035	5,033
Annuities	(54,471)	(11,031)	(41,071)	(6,999)
Stable Value Products	2,354	1,176	43	25
Asset Protection	17,746	21,267	26,219	1,858
Corporate and Other	—	—	27	87
Total amortization of DAC and VOBA	$79,443	$150,298	$95,064	$4,817

Successor Company

	Operating Segment Assets As of December 31, 2017
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,917,752	$19,588,133	$20,774,566	$4,569,639
DAC and VOBA	1,320,776	74,862	772,634	6,864
Other intangibles	281,705	34,548	170,117	8,056
Goodwill	200,274	14,524	336,677	113,813
Total assets	$16,720,507	$19,712,067	$22,053,994	$4,698,372

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$708,605	$14,893,253	$75,451,948
DAC and VOBA	30,265	—	2,205,401
Other intangibles	133,234	35,256	662,916
Goodwill	128,182	—	793,470
Total assets	$1,000,286	$14,928,509	$79,113,735

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
DAC and VOBA	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
DAC and VOBA	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

24.                                    CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$855,579	$862,906	$849,743	$888,134
Reinsurance ceded	(319,055)	(344,208)	(326,572)	(377,261)
Net of reinsurance ceded	536,524	518,698	523,171	510,873
Net investment income	474,709	475,722	477,011	495,614
Realized investment gains (losses)	(38,059)	(10,259)	23,452	8,912
Net impairment losses recognized in earnings	(5,201)	(2,785)	(273)	(853)
Other income	79,383	82,087	82,031	81,910
Total revenues	1,047,356	1,063,463	1,105,392	1,096,456
Total benefits and expenses	960,712	930,177	939,410	1,018,360
Income before income tax	86,644	133,286	165,982	78,096
Income tax expense (benefit)	28,305	43,654	49,016	(839,384)
Net income	$58,339	$89,632	$116,966	$917,480

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	113,617	132,331	24,684	(130,212)
Net impairment losses recognized in earnings	(2,617)	(967)	(3,308)	(10,856)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

25.                                    SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2017 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. (“Liberty Mutual”), The Lincoln National Life Insurance Company (“Lincoln Life”), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual’s Group Benefits Business and Individual Life and Annuity Business (the “Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”) (the “Transaction”). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary documents at the closing of the Transaction. On the terms and subject to the conditions of the reinsurance agreements, Liberty will cede to the Company and PLAIC, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.0 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.17 billion. The transaction is expected to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2017
Life Marketing	$1,320,776	$15,438,739	$107	$424,204	$1,011,911	$550,714	$1,319,138	$120,753	$60,877	$111
Acquisitions	74,862	14,323,713	2,423	4,377,020	785,188	752,520	1,204,083	(6,939)	110,607	15,964
Annuities	772,633	1,080,629	—	7,308,354	73,617	316,582	216,324	(54,471)	146,407	—
Stable Value Products	6,864	—	—	4,698,371	—	186,576	74,578	2,354	4,407	—
Asset Protection	30,266	55,030	747,945	—	205,814	22,298	124,487	17,746	210,579	199,741
Corporate and Other	—	58,681	655	78,810	12,736	94,366	16,396	—	281,334	12,749
Total	$2,205,401	$30,956,792	$751,130	$16,886,759	$2,089,266	$1,923,056	$2,955,006	$79,443	$814,211	$228,565
For The year ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173

Predecessor Company
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

(1)             Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)             Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
				(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)         Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)         Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2017:
Life insurance in-force	$751,512,468	$(328,377,398)	$110,205,190	$533,340,260		21.0%
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)	23.4%
Accident/health insurance	51,991	(33,052)	14,946	33,885		44.1
Property and liability insurance	288,809	(103,786)	9,657	194,680		5.0
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015:
Life insurance in-force:	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended January 1, 2015:
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950

(1)         Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million and for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

(2)         January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2017
Allowance for losses on commercial mortgage loans	$724	$(7,439)	$—	$6,715	$—
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724

PART C

OTHER INFORMATION

Item 26. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (7)

(a)(2) Second Amended Distribution Agreement between IDI and PLICO. (23)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Form of Contract Single Premium Plus. (5)

(a)(1) Form of Contract Protective Preserver. (4)

(b)  Policy Value Credit Endorsement. (4)

(c)  Comprehensive Long-Term Care Accelerated Death Benefit Rider. (7)

(d)  Lapse Protection Rider. (4)

(e)  Policy Loan Endorsement. (9)

(f)  Waiver of Surrender Charge Endorsement. (7)

(g)  Interest Rate Endorsement. (14)

5.  (a)  Form of Contract Application — Single Premium Plus. (7)

(b)  Form of Contract Application — Protective Preserver. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company. (16)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company. (16)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company. (21)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company. (21)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (11)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (18)

(c)  List of Reinsurers. (24)

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (7)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (6)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (8)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (9)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (10)

(i)  Participation Agreement for Class II Shares (Van Kampen). (12)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (12)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust). (13)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust). (20)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (15)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust). (20)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (15)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group). (16)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products). (16)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust). (16)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust). (16)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund). (16)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust). (16)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (16)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.). (16)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust). (16)

(w)  Rule 22c-2 Shareholder Information Agreement (Van EIC World Wide Insurance Trust). (16)

(x)  Participation Agreement (Legg Mason). (19)

(y)  Participation Agreement (PIMCO). (19)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust). (20)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust). (20)

(z)  Participation Agreement (Royce Capital). (19)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital). (19)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (20)

(cc)  Form of Participation Agreement (MFS Variable Investment Trust II). (22)

(dd)  Participation Agreement (Northern Lights Variable Trust)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts — Not applicable.

11.  Opinion and consent of Nancy Kane, Esq. (14)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Eversheds Sutherland (US) LLP (25)

(b)  Consent of PricewaterhouseCoopers, L.L.P. (25)

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (14)

(b)  Amendment to Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer, and redemption procedures. (17)

18.  Power of Attorney (25)

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.

(5)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 10, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(13)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on April 30, 2004.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 9, 2008.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 27, 2009.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on April 24, 2012.

(23)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on September 18, 2017.

(25)  Filed herewith

Item 27. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Chief Digital and
Innovation Officer
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director
Executive Committee
Chief Executive Officer
Chairman of the Board
President
Black, Lance P.	Treasurer
Senior Vice President
Borie, Kevin B.	Senior Vice President
Chief Valuation Actuary
Appointed Actuary
Callaway, Steve M.	Chief Compliance Officer
Senior Vice President
Secretary
Senior Counsel
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging

Name and Principal Business Address*	Position and Offices with Depositor
Cyphert, Mark	Senior Vice President
Chief Information and Operations Officer
Drew, Mark L.	Executive Vice President
General Counsel
Evesque, Wendy L.	Senior Vice President
Chief Human Resources Officer
Flint, Christopher W.	Senior Vice President, Distribution Companies
Gabel, Bradley	Chief Underwriting Officer
Vice President
Harrison, Wade V.	Senior Vice President
Chief Product Actuary
Herring, Derry W	Senior Vice President
Chief Auditor
Kane, Nancy	Senior Vice President, Acquisitions and
Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President
Chief Technology Officer
Loper, David M	Senior Vice President
Senior Counsel
Moloney, Michelle	Senior Vice President
Chief Risk Officer
Passafiume, Philip E.	Senior Vice President
Director of Fixed Income
Riebel, Matthew A.	Senior Vice President
Chief Sales Officer
Sawyer, John Robert	Senior Vice President, Life and Annuity Executive
Searcy, Timothy B.	Vice President
Chief Information Security Officer
Seurkamp, Aaron C.	Senior Vice President, Life and Annuity Executive
Stokes, Barrie Balzli	Senior Vice President, Government Affairs
Senior Associate Counsel
Stuenkel, Wayne E.	Senior Vice President
Chief Actuary
Temple, Michael G.	Director
Executive Committee
Vice Chairman, Finance and Risk
Thigpen, Carl S.	Director
Executive Vice President
Chief Investment Officer
Wagner, James	Senior Vice President, Annuity Sales

Name and Principal Business Address*	Position and Offices with Depositor
Walker, Steven G.	Executive Vice President
Chief Financial Officer
Wells, Paul R.	Chief Accounting Officer
Controller
Senior Vice President
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28. Persons Controlled by or Under Common Control With the Depositor or the Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2017 (File No. 001-11339) filed with the Commission on March 2, 2018.

Item 29. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Vice President, Operations
Caldwell, Edwin V. II	President and Director	Vice President, Acquisition Services
Callaway, Steve M.	Chief Compliance Officer, Secretary and Director	Chief Compliance Officer, Senior Vice President, Secretary and Senior Counsel
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Assistant Financial Officer and Director	Assistant Vice President — Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, Annuity Operations
Tennent, Rayburn	Chief Financial Officer	Financial Analyst III

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 32. Management Services.

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 24, 2018.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Richard J. Bielen	Chairman of the Board, President Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2018
* Steven G. Walker	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2018
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 24, 2018
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 24, 2018

Exhibit List

7.(c)  List of Reinsurers.

14.(a)  Consent of Eversheds Sutherland (US) LLP.

14.(b)  Consent of PricewaterhouseCoopers, L.L.P.

18.    Power of Attorney.